                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                              Dover Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                            [DOVER CORPORATION LOGO]

                         ------------------------------

                    Notice Of Annual Meeting Of Stockholders
                         ------------------------------

                                                                  March 10, 2004

TO THE STOCKHOLDERS:

     Please take notice that the Annual Meeting of Stockholders of DOVER CORPORATION will be held at the 1st Floor Room 107, Wilmington Trust Company, 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19801, on April 20, 2004, at 10:00 A.M., for the following purposes:

     1. To elect ten directors;

     2. To consider and approve the 2005 Equity and Cash Incentive Plan; and

     3. To transact such other business as may properly come before the meeting.

     Only holders of record of the outstanding common stock at the close of business on February 27, 2004 are entitled to notice of and to vote at the meeting or any adjournments thereof.

                            By authority of the Board of Directors,

                                                    JOSEPH W. SCHMIDT
                                                                       Secretary

     DOVER IS PLEASED TO OFFER ITS STOCKHOLDERS THE CHOICE OF VOTING THEIR SHARES BY RETURNING THE ENCLOSED PROXY BY MAIL, VIA A TOLL-FREE TELEPHONE NUMBER OR BY VOTING ON THE INTERNET. INSTRUCTIONS FOR VOTING BY THESE THREE ALTERNATIVES ARE PRINTED ON THE ENCLOSED PROXY CARD.

                               DOVER CORPORATION

                                PROXY STATEMENT

                                    GENERAL

     This statement is furnished to the stockholders of Dover Corporation (the "COMPANY" or "DOVER"), whose principal executive offices are at 280 Park Avenue, New York, NY 10017, in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "MEETING") to be held on April 20, 2004 or any adjournments thereof, for the purposes set forth in the notice of meeting. Dover will pay the reasonable and actual costs of soliciting proxies, but no amount will be paid to any officer or employee of Dover or its subsidiaries as compensation for soliciting proxies. In addition to solicitation by mail, Dover has retained Morrow & Co. to solicit brokerage houses and other custodians, nominees or fiduciaries and to send proxies and proxy material to the beneficial owners of such shares, at a cost not to exceed $12,000. This statement and the proxy form are being first sent to the stockholders on or about March 10, 2004.

     As of the close of business on February 27, 2004, the record date for determining stockholders eligible to vote at the Meeting, Dover had outstanding 203,189,581 shares of common stock. Each share of common stock is entitled to one vote on all matters.

     DOVER HAS PROVIDED TO EACH PERSON SOLICITED HEREIN A COPY OF DOVER'S 2003 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), (INCLUDING THE FINANCIAL SCHEDULES THERETO BUT WITHOUT THE EXHIBITS) AS PART OF DOVER'S ANNUAL REPORT TO SHAREHOLDERS FOR 2004. DOVER WILL PROVIDE TO EACH PERSON SOLICITED HEREIN, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF SUCH ANNUAL REPORT ON FORM 10-K, WITHOUT CHARGE (EXCEPT THAT THE COMPANY MAY CHARGE FOR ANY EXHIBIT). A REQUEST FOR THE ANNUAL REPORT ON FORM 10-K SHOULD BE DIRECTED TO THE CORPORATE SECRETARY AT DOVER'S OFFICE, 280 PARK AVENUE, NEW YORK, NY 10017. A COPY OF THE ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) MAY ALSO BE OBTAINED FROM DOVER'S INTERNET WEBSITE, HTTP://WWW.DOVERCORPORATION.COM. NO MATERIALS ON THE COMPANY'S WEBSITE ARE PART OF THIS PROXY STATEMENT.

     The shares covered by each proxy will be voted for the election of the ten nominees for director or their substitutes as indicated below unless directed otherwise in the proxy in which case the shares will be voted as directed. The proxy also grants discretionary authority to the persons named as proxies in connection with other matters that may properly come before the Meeting to the full extent allowed by the rules under the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), as amended, and any other applicable rules and regulations.

     Abstentions and broker non-votes will be included in determining whether a quorum exists at the Meeting. The election of directors requires a plurality of shares of common stock present in person or by proxy at the Meeting and entitled to vote thereon. Stockholders may not cumulate their votes. All other matters will require the majority of shares of common stock present in person or by proxy at the Meeting and entitled to vote thereon. In determining whether a proposal specified in the notice of meeting has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as votes against the proposal, except with respect to the election of directors where abstentions and broker non-votes will result in the respective nominees receiving fewer votes but will have no effect on the outcome of the vote.

     A person giving a proxy by mail, by telephone or by the internet may revoke it at any time before it is exercised, by giving written notice to the Corporate Secretary of Dover at the address referred to above or by attending the Meeting and requesting in writing the cancellation of the proxy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Set forth below is the ownership, as of February 27, 2004 (except as otherwise stated), of the number of shares and percentage of Company common stock beneficially owned by: (i) each Director and nominee for Director, (ii) each Executive Officer listed in the compensation table, (iii) all Directors, nominees and Executive Officers of Dover as a group, and (iv) all persons or entities known to beneficially own more than 5% of the outstanding Company common stock. Unless otherwise indicated, the business address for all Directors and Executive Officers is c/o Dover Corporation, 280 Park Avenue, New York, NY 10017.

                                                         NUMBER OF SHARES (1)    PERCENTAGE
                                                         --------------------    ----------
David H. Benson........................................          18,586(2)            *
Jean-Pierre M. Ergas...................................          24,350(3)            *
Kristiane C. Graham....................................       1,282,868(4)            *
Ronald L. Hoffman......................................          24,982               *
James L. Koley.........................................          27,850(5)            *
Richard K. Lochridge...................................           9,500(6)            *
John E. Pomeroy........................................         386,263               *
Thomas L. Reece........................................       1,210,508(7)            *
Bernard G. Rethore.....................................           5,000               *
Gary L. Roubos.........................................         311,499(8)            *
Timothy J. Sandker.....................................          85,720               *
Michael B. Stubbs......................................         236,234(9)            *
Jerry W. Yochum........................................         263,127               *
Directors and Executive Officers as a Group............       4,380,583             2.2

---------------

 *  Less than one percent.

(1) Includes shares which are (a) owned by officers in the Company's Retirement Savings Plan, totaling 81,246 shares as of December 31, 2003 and (b) subject to options exercisable within 60 days for the following persons: Mr. Hoffman, 22,088 shares; Mr. Pomeroy, 221,082 shares; Mr. Reece, 897,009 shares; Mr. Sandker, 55,774 shares; Mr. Yochum, 201,919 shares; and all Directors and Executive Officers as a group, 1,787,514 shares.

(2) Includes 1,000 shares held by his spouse.

(3) Includes 11,500 shares held by a limited partnership of which Mr. Ergas is the Managing General Partner.

(4) Includes 793,684 shares held by foundations of which Ms. Graham is a director and in which she disclaims any beneficial ownership, 89,578 shares held in various trusts of which she is a co-trustee sharing voting and investment powers and in which she disclaims any beneficial ownership, and 2,460 shares held by her minor children.

(5) Includes 1,000 shares held by his spouse and 7,800 shares held by a retirement plan of which Mr. Koley is the beneficiary.

(6) Includes 1,400 shares held by a Trust of which Mr. Lochridge is the Trustee.

(7) Includes 75,410 shares held by his spouse.

(8) Includes 99,434 shares held by his spouse.

(9) Includes 500 shares held by his spouse as to which Mr. Stubbs disclaims beneficial ownership, 17,500 shares held by a family trust, and 181,232 shares held by trusts of which Mr. Stubbs is a co-trustee and various members of his immediate family are beneficiaries. Excludes 84,701 shares held in grantor retained annuity trusts and 2,349,978 shares held by trusts of which Mr. Stubbs or members of his immediate family are beneficiaries.

                           EQUITY COMPENSATION PLANS

     The Equity Compensation Plan Table below presents information regarding the Company's equity compensation plans at December 31, 2003:

                                                                                     NUMBER OF SECURITIES
                                      NUMBER OF SECURITIES    WEIGHTED-AVERAGE      REMAINING AVAILABLE FOR
                                       TO BE ISSUED UPON      EXERCISE PRICE OF      FUTURE ISSUANCE UNDER
                                          EXERCISE OF            OUTSTANDING       EQUITY COMPENSATION PLANS
                                      OUTSTANDING OPTIONS,    OPTIONS, WARRANTS      (EXCLUDING SECURITIES
                                      WARRANTS AND RIGHTS        AND RIGHTS        REFLECTED IN COLUMN (A))
           PLAN CATEGORY                      (A)                    (B)                      (C)
           -------------              --------------------   -------------------   -------------------------
Equity compensation plans approved
  by stockholders...................      11,383,082               $30.99                  7,383,887
Equity compensation plans not
  approved by stockholders..........              --                   --                         --
Total...............................      11,383,082               $30.99                  7,383,887

     The Company has three compensation plans under which equity securities of the Company have been authorized for issuance and have been issued to employees and to non-employee directors:

       THE 1984 INCENTIVE STOCK OPTION PLAN AND CASH PERFORMANCE PROGRAM

     The purpose of the 1984 Stock Option Plan and Cash Performance Program (the "1984 PLAN") was to give key employees of the Company the opportunity to receive options to purchase the Company's common stock and to participate in the cash performance program. The 1984 Plan expired in January 1995 and was replaced by the 1995 Incentive Stock Option Plan and Cash Performance Program. As of December 31, 2003, there were outstanding options for 81,548 shares under the 1984 Plan, all of which will expire, if not exercised, during 2004.

     THE 1995 INCENTIVE STOCK OPTION PLAN AND 1995 CASH PERFORMANCE PROGRAM

     The Company's 1995 Incentive Stock Option Plan and 1995 Cash Performance Program (the "1995 PLAN"), adopted in 1995 (replacing the 1984 Plan which expired in January 1995), provides for stock options, restricted stock awards and cash performance awards. The 1995 Plan will expire in January 2005.

     The 1995 Plan is intended to promote the long-term success of Dover by providing salaried officers and other key employees of Dover and its subsidiaries with a long-range inducement to remain with Dover and to encourage them to increase their efforts to make Dover successful. Options granted under the 1995 Plan are designated as either non-qualified stock options or incentive stock options ("ISOS") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

     The exercise price of options is based on the fair market value on the date of grant as determined in good faith by the Compensation Committee. The Compensation Committee determines the term of each option but in no event may an option be exercised more than 10 years following the grant date. No more than 600,000 shares may be granted to a single participant in any one year. Options granted under this plan may not be sold, transferred, hypothecated, pledged or otherwise disposed of by any of the holders except by will or by the laws of descent and distribution except that a holder may transfer any non-qualified option granted under this plan to members of the holder's immediate family, or to one or more trusts for the benefit of such family members provided that the holder does not receive any consideration for the transfer.

     The information above summarizes the material aspects of the 1995 Plan. The rights and obligations of participants are determined by the provisions of the 1995 Plan document itself.

            THE 1996 NON-EMPLOYEE DIRECTORS' STOCK COMPENSATION PLAN

     Under the Dover Corporation 1996 Non-Employee Directors' Stock Compensation Plan (the "DIRECTORS' PLAN"), non-employee Directors were granted 2,000 shares of the Company's common stock per year (adjusted for stock splits) as their primary compensation for serving as Directors through 2002. If any Director served for less than a full calendar year, the number of shares granted to that Director for the year was adjusted pro rata, based on the number of calendar quarters for such year for which he or she served as a Director.

     The Directors' Plan was amended effective January 1, 2003 as approved by the stockholders and, under the amended Directors' Plan, non-employee Directors are to receive annual compensation in an amount set from time to time by the Board, which the Board intends to have paid 25% in cash and 75% in common stock under the Directors' Plan, subject to the limitations set forth therein on the maximum number of shares that may be granted to any Director in any year. Annual compensation for 2003 was $90,000, payable by $22,500 in cash and 1,786 shares of common stock, based on the fair market value of common stock on November 15, 2003. If any Director serves for less than a full calendar year, the compensation to be paid to that Director for the year will be prorated as deemed appropriate by the Compensation Committee.

     Shares granted under the Directors' Plan may be treasury shares or newly issued shares but in either case they will be listed on the New York Stock Exchange (the "NYSE").

                            1. ELECTION OF DIRECTORS

     The persons named as proxies will vote the shares covered by a proxy for the election as Directors of the ten nominees listed below unless directed otherwise in the proxy, in which case the shares will be voted as directed. Votes may be cast only for the nominees listed below. If any such nominee for election is not for any reason a candidate for election at the Meeting, an event which management does not anticipate, the proxies will be voted for a substitute nominee or nominees as may be designated by the Board of Directors and for the others named below. Directors will be elected by a plurality of the votes cast. All the nominees are presently Directors. Each Director elected at the Meeting will serve until the election and qualification of his or her successor.

                                                                                    YEAR FIRST
                                BUSINESS EXPERIENCE FOR PAST FIVE YEARS,              BECAME
     NAME AND AGE             POSITIONS WITH DOVER, AND OTHER DIRECTORSHIPS          DIRECTOR
     ------------             ---------------------------------------------         ----------
David H. Benson.......  Senior Advisor, Fleming Family & Partners (since               1995
    66                  September 2001); formerly Vice Chairman of The Kleinwort
                        Benson Group, Plc.; Chairman of The COIF Charities Fund;
                        Director of The Rouse Company (real estate development),
                        Daniel Thwaites Plc. (beverage manufacturer), B. G. Plc.
                        (British gas company), Murray International Investment
                        Trust (since October 1999; investment management) and F.
                        F. and P. Alternative Strategies Income Fund (investment
                        management).
Jean-Pierre M.          Chairman and Chief Executive Officer, BWAY Corporation         1994
  Ergas...............  (since January 2000; steel manufacturer); previously
    64                  Executive Vice President, Europe, Alcan Aluminum Limited
                        (from 1996 through 1999; aluminum manufacturer); and
                        Director, Brockway Standard Holdings Corporation
                        (container manufacturer).
Kristiane C. Graham...  Private Investor.                                              1999
    46
Ronald L. Hoffman.....  President and Chief Operating Officer of Dover (since          2003
    55                  July 2003); President and Chief Executive Officer of
                        Dover Resources, Inc. (from 2002 to 2003); Executive Vice
                        president of Dover Resources, Inc. (from 2000 to 2002);
                        and President of Tulsa Winch (through mid-2000).

                                                                                    YEAR FIRST
                                BUSINESS EXPERIENCE FOR PAST FIVE YEARS,              BECAME
     NAME AND AGE             POSITIONS WITH DOVER, AND OTHER DIRECTORSHIPS          DIRECTOR
     ------------             ---------------------------------------------         ----------
James L. Koley........  Director (Chairman until February 2002) of Arts-Way            1989
    73                  Manufacturing Co., Inc. (agricultural manufacturer);
                        Chairman and shareholder (until July 2002), Koley Jessen,
                        P.C. (law firm).
Richard K.              President, Lochridge & Company, Inc. (management               1999
  Lochridge...........  consulting firm); Director of The Lowe's Company, Inc.
    60                  (home improvement retailer); PETsMART (pet supplies
                        retailer) and John H. Harland Company (financial
                        marketing services).
Thomas L. Reece.......  Chairman of the Board (since May 1999), Chief Executive        1993
    61                  Officer and (until July 2003) President of Dover.
Bernard G. Rethore....  Chairman of the Board Emeritus, Flowserve Corporation          2001
    62                  (fluid transfer and control equipment and services);
                        previously Chairman (from July 1997 to April 2000), Chief
                        Executive Officer (from July 1997 to December 1999) and
                        President (from October 1998 to July 1999), Flowserve
                        Corporation; Director of Maytag Corporation (major
                        appliances), Belden, Inc. (specialty wires and cables),
                        and Walter Industries, Inc. (homebuilding, financing,
                        industrial products, carbon and natural resources).
Gary L. Roubos........  Former Chairman of the Board of Dover (through May 1999);      1976
    67                  Director of ProQuest Company (information management) and
                        Omnicom Group, Inc. (advertising).
Michael B. Stubbs.....  Private Investor; Director of Moore-Handley, Inc.              1999
    55                  (wholesale hardware distributor).

     During 2003, the Board of Directors held four regular meetings and one special meeting. The Board has three standing committees, namely an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. The Board had an Executive Committee until February 2004 when it was discontinued by the Board. In 2003, all Directors attended all of the meetings of the Board of Directors and all of the meetings of the standing committees of which he or she was a member except Messrs. Benson, Rethore and Ergas, each of whom attended at least 75% of such meetings.

     The Audit Committee is composed of five Directors, all of whom satisfy all the criteria for being "independent" members of the Board and the Audit Committee established by the Securities and Exchange Commission (the "SEC") and the NYSE Listing Standards, and also the Company's Standards for classification as an Independent Director (the "DOVER INDEPENDENCE STANDARDS") which are set forth below on page 8 and available on the Company's website at HTTP://WWW.DOVERCORPORATION.COM. In addition, the Board of Directors has determined that all members of the Audit Committee qualify as "audit committee financial experts" as defined in the applicable SEC rules. The primary functions of the Audit Committee consist of: selecting, engaging and overseeing the work of the Company's independent auditors; approving in advance all services to be provided by, and all fees to be paid to, the Company's independent auditors, who report directly to the Committee; reviewing with management and such auditors the audit plan and results of the auditing engagement; and reviewing with management and the Company's independent auditors the quality and adequacy of Dover's internal accounting controls. See the Audit Committee Report beginning on page 17. The Audit Committee's responsibilities, authority and resources are described in greater detail in its written charter which is attached to this Proxy Statement as Exhibit A and is also available on the Company's website at HTTP://WWW.DOVERCORPORATION.COM. In 2003, the Audit Committee held four meetings. The members of the Audit Committee are Michael B. Stubbs (Chairman), David H. Benson, James L. Koley, Bernard G. Rethore and Gary L. Roubos.

     The Compensation Committee is composed of three Directors, all of whom satisfy all the criteria for being "independent" members of the Board established in the NYSE Listing Standards and the Dover Independence Standards. The Compensation Committee, together with the other independent directors, approves compensation for the chief executive officer. The Compensation Committee also approves compen-sation for other executive officers, grants awards and payouts under the 1995 Plan, approves changes to the compensation plans and supervises the administration of the compensation plans. See the Compensation Committee Report beginning on page 15. The Compensation Committee's responsibilities, authority and resources are described in greater detail in its written charter, which is available on the Company's website at HTTP://WWW.DOVERCORPORATION.COM. In 2003, the Compensation Committee held four meetings. The members of the Compensation Committee are Richard K. Lochridge (Chairman), Jean-Pierre M. Ergas and Kristiane C. Graham.

     The Governance and Nominating Committee is composed of all Directors who satisfy all the criteria for being "independent", as established in the NYSE Listing Standards and the Dover Independence Standards. The Governance and Nominating Committee develops and recommends to the Board corporate governance principles for the Company. In addition, the Governance and Nominating Committee identifies and recommends to the Board candidates for election as Directors and any changes it believes desirable in the size and composition of the Board, and also recommends to the Board committee structure and membership. The Governance and Nominating Committee's responsibilities, authority and resources are described in greater detail in its written charter, which is available on the Company's website at HTTP://WWW.DOVERCORPORATION.COM. The Governance and Nominating Committee held four meetings in 2003. The members of the Governance and Nominating Committee are David H. Benson, Jean-Pierre M. Ergas, Kristiane C. Graham, James L. Koley (Chairman), Richard K. Lochridge, Bernard G. Rethore, Gary L. Roubos and Michael B. Stubbs.

     The Executive Committee was composed of four Directors. The Executive Committee was generally empowered to act unanimously on behalf of the Board and to meet or otherwise take action on an as needed basis between the regularly scheduled quarterly Board meetings. The Executive Committee did not meet during 2003 and it was discontinued by the Board in February 2004. The members of the Executive Committee were Gary L. Roubos (Chairman), Jean-Pierre M. Ergas, James
L. Koley and Thomas L. Reece.

     The Company does not require Directors to attend the annual meeting of stockholders. Directors generally do not, and in 2003 did not, attend the annual meeting.

                              CORPORATE GOVERNANCE

     Since inception, the Company has set high standards of business ethics, and has had the expectation that the conduct of its operations and its executives would demonstrate a commitment to high moral, legal and ethical principles. This has been evident in a number of ways.

     First, the Board of Directors has set a high standard for corporate governance and has had Corporate Governance Guidelines in place for at least ten years. For at least the past ten years, the majority of Directors has qualified as independent under standards in effect at the time. Currently, there are two management representatives on the Board, Mr. Reece and Mr. Hoffman, and the only former management Board member is Mr. Roubos, who was the Chief Executive Officer until May 1994 and Chairman of the Board until April 1999. Since 2002, non-management directors have met in conjunction with Board meetings to discuss issues of Board governance and oversight without any management representatives present.

     Second, the Compensation Committee, since inception in 1993, has been composed entirely of non-management independent Directors. This Committee has routinely hired and worked directly with an outside compensation consultant to evaluate overall compensation arrangements for senior executives and managers, and to satisfy itself that these arrangements are both competitive and consistent with shareholders' interests.

     Third, a majority of the Audit Committee members has always been independent. Since May 1, 2001, all members have been independent. This Committee has routinely met with both the auditors and management separately to assess the effectiveness of the independent audit process. Since the third quarter of 2002, the Audit Committee Chairman has participated in meetings with management and the Company's independent auditors in the process of reviewing both earnings releases and quarterly public filings immediately prior to the release and filing of such information.

     Fourth, the Company's headquarters, each of its four independent subsidiary offices and all operating companies have had a written code of conduct for a number of years, as well as appropriate conflict of interest policies, including annual verification, as part of their normal business operations.

     Fifth, each independent subsidiary for the past several years has routinely conducted annual internal control and compliance reviews of select operating companies, with the objective of reviewing and improving operating companies' internal control environments and overall compliance levels. The results of these activities have periodically been reported to the Audit Committee as part of its normal financial review process.

     Sixth, over the years, in addition to their normal Board meeting attendance, non-employee Directors have been encouraged to attend independent subsidiary board and business review and planning meetings. During 2003 a majority of non-employee Directors did so: David H. Benson, Kristiane C. Graham, James L. Koley, Bernard G. Rethore and Michael B. Stubbs attended one or more board and/or business review meetings of the four independent subsidiaries.

     Seventh, since PricewaterhouseCoopers LLP was first engaged as the Company's independent auditors, representatives of that firm have been invited to attend operating company business review and strategy meetings during the year. During 2003, one or more representatives attended several such meetings.

     In light of the enactment of the Sarbanes-Oxley Act of 2002 (the "SO ACT"), as well as companion actions taken by the NYSE and the SEC, the Company has continued to evaluate its compliance with overall corporate governance consistent with these developments. The Board of Directors, its various committees and management have reviewed the requirements of the SO Act, the rules of the SEC and the NYSE's new Listing Standards regarding corporate governance policy and procedure, have taken appropriate action, and have determined that the Company is currently in compliance with such rules and Listing Standards.

     In November 2002, the Board of Directors established a Governance and Nominating Committee composed entirely of independent Directors. This committee worked throughout 2003 on a variety of governance matters, including an update of the Corporate Governance Guidelines, the preparation of an updated Code of Business Conduct and Ethics for the Dover group as a whole, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. The Board of Directors amended the charter of the Audit Committee, adopted charters for the Compensation Committee and the Governance and Nominating Committee and adopted final versions of the Corporate Governance Guidelines and the two codes referred to above, to implement the new rules and standards. These documents are available on the Company's website at HTTP://WWW.DOVERCORPORATION.COM.

     As discussed above, in accordance with the NYSE Listing Standards, the Company's non-management Directors meet at regularly scheduled executive sessions without management. Mr. Koley, the Chairman of the Governance and Nominating Committee, presides at these sessions.

     The Audit Committee has adopted policies and procedures requiring pre-approval of all services performed by the Company's independent auditors. These policies and procedures are described below on pages 19-20. The Audit Committee has also adopted a Policy on Hiring from Auditor and the Board has adopted the Dover Independence Standards, both of which are available on the Company's website.

     In accordance with the SO Act, the Audit Committee has established procedures for (i) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters ("ACCOUNTING MATTERS"), and (ii) the confidential, anonymous submission by employees of concerns regarding questionable Accounting Matters. Such complaints or concerns may be submitted to the Company, care of the Corporate Secretary, or through the Communications Coordinator, an external service provider (the "COMMUNICATIONS COORDINATOR"), via a toll-free hotline at 1-800-495-1775 for calls made from within the U.S., Canada and the U.S. Virgin Islands, and via collect call at 1-770-582-5268 from all other places. Mail inquiries submitted through the Communications Coordinator may be addressed as follows: The Network Call Center,
Attn: Dover Corporation Account Manager, 333 Research Court, Norcross, Georgia 30092. The Network will forward such communications to the Chair of the Audit Committee and Dover's General Counsel, in each case without disclosing the identity of the sender if anonymity is requested.

Shareholders and other interested persons may also communicate with the Board and the non-management Directors in either of these same manners. Such communications will be forwarded to the Chair of the Governance and Nominating Committee and Dover's General Counsel.

     The Board has determined that all members of the Board, except for Thomas
L. Reece and Ronald L. Hoffman who are the management representatives on the Board, meet the Dover Independence Standards.

DOVER INDEPENDENCE STANDARDS

     In order for a Dover Director to qualify as independent for purposes of the NYSE rules, the Dover Board must affirmatively determine that the Director has no material relationship with Dover and its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with Dover or its subsidiaries). The Board has determined that individuals who satisfy the following standards shall be deemed independent per se for purposes of Board membership, although additional eligibility standards may exist with respect to a specific Board committee. In the following list, the term "Dover" means Dover and its consolidated subsidiaries.

     1. The Director is not and has not been, within the prior three years, an employee of Dover (excluding service as an interim Chairman or CEO of Dover).

     2. No member of the Director's immediate family is or has been, within the prior three years, an executive officer of Dover Corporation (excluding service as an interim Chairman or CEO of Dover).

     3. The Director has not received, in any of the prior three years, more than $100,000 in direct compensation from Dover (other than Director and committee fees and pension or other deferred compensation for prior services not contingent on continued service).

     4. No member of the Director's immediate family has received, in any of the prior three years, more than $100,000 in direct compensation from Dover (other than compensation received for services as a non-executive employee of Dover or pension or other deferred compensation for prior services not contingent on continued service).

     5. The Director is not and has not, in the prior three years, been affiliated with or employed by Dover's independent auditors and, in the case that Dover has changed its independent auditors within the prior three years, such former independent auditors.

     6. No member of the Director's immediate family is or has been, in the prior three years, affiliated with or employed in a professional capacity by Dover's independent auditors and, in the case that Dover has changed its independent auditors within the prior three years, such former independent auditors.

     7. During the past three years, neither the Director nor any member of the Director's immediate family was employed as an executive officer of a company while one of Dover's current executive officers served on the compensation committee of that company.

     8. The Director is not an officer, partner, member, or employee or 10% or more owner of a company, partnership or other entity that makes payments to, or receives payments from, Dover for property or services in an amount which, in any of the three most recent fiscal years, exceeded the greater of $1 million or 2% of such entity's consolidated gross revenues.

     9. No member of the Director's immediate family is an executive officer, partner or member of a company, partnership or other entity that makes payments to, or receives payments from, Dover for property or services in an amount which, in any of the three most recent fiscal years, exceeded the greater of $1 million or 2% of such entity's consolidated gross revenues.

     10. The Director does not serve as an officer, director or trustee of a charitable organization to which Dover contributed an amount in the prior fiscal year that exceeded the greater of $1 million or 2% of the charitable organization's annual gross revenues for that fiscal year.

QUALIFICATIONS AND NOMINATIONS OF DIRECTORS

     The Governance and Nominating Committee considers and recommends to the Board of Directors nominees for election or for filling any vacancy in accordance with the Company's by-laws and the Committee's charter. The Committee annually reviews the requisite skills and characteristics of new Board members as well as the size, composition, functioning and needs of the Board as a whole. To be considered for Board membership, a nominee for director must be an individual who has the highest personal and professional integrity, who has demonstrated exceptional ability and judgment, and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. The Committee also considers members' qualifications as independent, the financial literacy of members of the Audit Committee, the qualification of at least one member of the Audit Committee as an "audit committee financial expert", and the diversity, skills, background and experiences of Board members in the context of the needs of the Board.

     The Governance and Nominating Committee may also consider such other factors as it may deem to be in the best interests of the Company and its stockholders. The Company's Corporate Governance Guidelines do require that at least two thirds of the Board must meet the criteria for independence established by the NYSE and any applicable SEC rules. The Board also believes it appropriate for at least one key member of the Company's management to participate as a member of the Board. In appropriate circumstances, this number may be increased to two.

     Whenever the Committee concludes, based on the reviews or considerations described above or due to a vacancy, that a new nominee to the Board is required or advisable, it will consider recommendations from Directors, management, stockholders and, if it deems appropriate, consultants retained for that purpose. In such circumstances, it will evaluate individuals recommended by stockholders in the same manner as nominees recommended from other sources. Stockholders who wish to recommend an individual for nomination should send that person's name and supporting information to the Committee, care of the Corporate Secretary, or through the Company's Communications Coordinator.

     All of the nominees for Director for election at this Annual Meeting currently serve on the Board and are being proposed by the Board.

                            DIRECTORS' COMPENSATION

     Management Directors receive no compensation for services as a Director or as a member of any Committee. Under the Directors' Plan, as amended, effective for calendar year 2003, non-employee Directors receive annual compensation in an amount set from time to time by the Board, payable 25% in cash and 75% in common stock, subject to the Directors' Plan's limitations on the maximum number of shares that may be granted to any Director. Annual compensation for 2003 was $90,000, paid $22,500 in cash and 1,786 shares, based on the fair market value of common stock on November 15, 2003. If any Director serves for less than a full calendar year, the Compensation Committee will prorate the Director's compensation for the year as the Committee deems appropriate. No additional compensation is paid to Directors for serving on any committee or attending any board or committee meetings, except that the Chairman of the Audit Committee receives an additional $10,000 per annum.

     Each non-employee Director may serve as a director of one of the Company's four independent subsidiary boards, or may otherwise be invited to attend independent subsidiary board, presidents' or strategy review meetings. In each such case, he or she receives $1,500 for each meeting attended. During 2003, David H. Benson, Kristiane C. Graham, James L. Koley, Bernard G. Rethore and Michael B. Stubbs each received $4,500 for attending such subsidiary board meetings. In addition Mr. Rethore received $1,500 for attending a subsidiary strategy review meeting during 2003.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The Summary Compensation Table below shows all remuneration paid by Dover and its subsidiaries to the Chief Executive Officer, the four other most highly paid executive officers, and Mr. Lewis Burns, a retired Vice President of Dover, for services in all capacities for each of the three calendar years ended December 31, 2003.

                                                  ANNUAL COMPENSATION(1)                  LONG-TERM COMPENSATION
                                           ------------------------------------   --------------------------------------
                                                                                    AWARDS      PAYOUTS
                                                                                  ----------   ----------
                                                                     RESTRICTED   SECURITIES   LONG-TERM        ALL
                                                                       STOCK      UNDERLYING   INCENTIVE       OTHER
             NAME AND                                                 AWARD(S)     OPTIONS        PLAN      COMPENSATION
        PRINCIPAL POSITION          YEAR     SALARY       BONUS        ($)(5)       (#)(6)     PAYOUTS(7)       (8)
        ------------------          ----   ----------   ----------   ----------   ----------   ----------   ------------
Thomas L. Reece(2)................  2003   $1,000,000   $1,350,000                 170,909      $      0      $ 4,800
  Chairman and Chief                2002    1,000,000      472,000                 296,245             0        4,400
  Executive Officer of Dover        2001      941,250      472,000                 195,101       822,323        8,400
Ronald L. Hoffman(3)..............  2003      637,500      625,000                 106,533             0        6,450
  President and Chief Operating     2002      475,000      325,000                  76,041             0        5,975
  Officer of Dover                  2001      270,000      190,000                  40,500       168,390        4,800
John E. Pomeroy...................  2003      625,000      325,000                  51,840             0        3,000
  Vice President of Dover;          2002      582,500      125,000                  87,376             0        2,750
  Director and President            2001      582,500            0                  56,484       770,225        4,200
  of Dover Technologies
  International, Inc.
Timothy J. Sandker................  2003      512,500      300,000                  47,913             0        6,450
  Vice President of Dover;          2002      365,000      200,000                  38,939       294,376        5,133
  Director and President            2001      325,000      160,000                  20,363       657,531        5,565
  of Dover Industries, Inc.
Jerry W. Yochum...................  2003      610,000      400,000                  50,662             0       14,770
  Vice President of Dover;          2002      565,000      380,000                  80,669             0        9,970
  Director and President            2001      565,000      316,000    $485,380      49,476        89,114        9,770
  of Dover Diversified, Inc.
Lewis E. Burns(4).................  2003      610,000      300,000                       0             0        4,800
  Retired                           2002      580,000      385,000                  80,669             0        5,975
                                    2001      580,000      371,000     339,000      50,789       410,433        6,825

---------------

(1) Compensation deferred at the election of the named executive officers is included in the category (e.g. salary, bonus, LTIP payouts) and the year that it would otherwise have been reported had it not been deferred. The bonus amount is determined as described in the Compensation Committee Report beginning on page 15 of this proxy statement. Cash bonuses for the calendar years shown have been listed for the year earned, and are generally paid in February of the following calendar year. Bonuses for 2003 paid to certain officers listed in this table were awarded under the Company's Executive Officer Annual Incentive Plan (the "INCENTIVE PLAN"). Perquisites and other personal benefits paid to each officer in each instance aggregated less than the lesser of $50,000 or 10% of total salary plus bonus, and accordingly are omitted from the table.

(2) Until July 1, 2003, Mr. Reece also held the position of President of Dover.

(3) Mr. Hoffman became the President and Chief Operating Officer of Dover on July 1, 2003. He was Vice President of Dover and Director and President of Dover Resources, Inc. from January 2002 to June 2003. Prior to that he was Executive Vice President of Dover Resources, Inc.

(4) Mr. Burns was the President and a Director of Dover Industries, Inc. and a Vice President of Dover until June 2003. He retired from the Company as of December 31, 2003.

(5) Mr. Burns and Mr. Yochum were granted restricted stock awards on November 1, 2001 in the amounts of 10,000 shares and 14,318 shares, respectively, in recognition of their efforts in the successful disposition of businesses in their operating groups. The dollar values of the restricted stock awards to Mr. Burns and Mr. Yochum were calculated by multiplying the number of shares awarded by the closing market price of Dover common stock (as reported on the New York Stock Exchange-Composite Transactions) on the date of grant of $33.90. Both Mr. Burns and Mr. Yochum vested in the restricted stock award granted above and all restrictions lapsed with respect to 5,000 shares and 7,159 shares, respectively, on November 1, 2002 and with respect to the remaining 5,000 shares and 7,159 shares, respectively, on November 1, 2003.

(6) Awards shown are generally for services performed in the calendar year indicated but were granted in February of the following year. Each of Mr. Reece's 2002 and 2001 awards includes an additional 20,000 shares granted in light of his substantially reduced cash bonuses for 2002 and 2001, and in recognition of his leadership of the Company during very difficult years. The 2001 award for Mr. Reece also includes 4,417 shares to compensate for a salary reduction taken by him during 2001. The 2001 award for Mr. Pomeroy includes 3,195 shares for a salary reduction taken by him during 2001, and his 2002 award includes 4,723 shares for a salary reduction taken by him during 2002.

(7) The payout amount is determined as described under Long-Term Incentive Plan Awards for Calendar Year 2004 beginning on page 12. Amounts shown represent payouts for the three-year performance period ended with the year shown.

(8) Represents Company matching contributions to the Dover Corporation Retirement Savings Plan, and Company paid life insurance premiums. For 2003, these amounts are detailed as follows:

                                                           DOVER
                                                         RETIREMENT    INSURANCE
NAME                                                    SAVINGS PLAN   PREMIUMS     TOTAL
----                                                    ------------   ---------   -------
Thomas L. Reece.......................................     $4,800                  $ 4,800
Ronald L. Hoffman.....................................      6,450                    6,450
John E. Pomeroy.......................................      3,000                    3,000
Timothy J. Sandker....................................      6,450                    6,450
Jerry W. Yochum.......................................      9,200       $5,570      14,770
Lewis E. Burns........................................      4,800                    4,800

                               INCENTIVE PROGRAMS

     The Company's 1995 Plan, which replaced a similar plan that expired in January 1995, provides for stock options and restricted stock (in special circumstances) coordinated with cash performance awards. At the time of grant, allocations are made such that of each combined award, greater emphasis is given to cash performance awards at the operating level, and greater emphasis is given to stock options at the corporate level. Information on current grants and cash performance awards is given below. For payouts on prior awards under this program see the Summary Compensation Table on page 10.

                      OPTION GRANTS IN LAST CALENDAR YEAR

                                  NUMBER OF      % OF TOTAL
                                 SECURITIES        OPTIONS
                                 UNDERLYING      GRANTED TO     EXERCISE                      GRANT DATE
                                   OPTIONS      EMPLOYEES IN      PRICE                         PRESENT
NAME                            GRANTED(#)(1)   CALENDAR YEAR   ($/SHARE)   EXPIRATION DATE   VALUE($)(2)
----                            -------------   -------------   ---------   ---------------   -----------
Thomas L. Reece...............     296,245           8.4         $24.50         2/13/13       $2,627,693
Ronald L. Hoffman.............      76,041           2.2         $24.50         2/13/13          674,484
John E. Pomeroy...............      87,376           2.5         $24.50         2/13/13          775,025
Timothy J. Sandker............      38,939           1.1         $24.50         2/13/13          345,389
Jerry W. Yochum...............      80,669           2.3         $24.50         2/13/13          715,534
Lewis E. Burns................      80,669           2.3         $24.50         2/13/13          715,534

---------------

(1) All options shown were granted in 2003 for services performed in 2002 and correspond to the awards shown in the Summary Compensation Table for 2002. The options become exercisable on February 13, 2006. The awards made in February 2004 with respect to services performed in 2003 are shown in the Summary Compensation Table for 2003 on page 10.

(2) The grant date present values were determined using the Black-Scholes option pricing model applied as of the grant date. The assumptions used in applying this model were: expected life of 8 years; expected dividend yield of 1.40%; average stock price volatility of 30.63% and a risk-free interest rate of 3.87%, which represents the approximate yield of a zero coupon Treasury Bond on the date of grant with a maturity date similar to the assumed exercise period. This resulted in a discounted per share value of $8.87 (36.20% of the option price). The valuation model was not adjusted for risk of forfeiture or any vesting or transferability restrictions of the options, all of which would reduce the value of the options if factored into the calculation. The Black-Scholes model generates a theoretical value based on the assumptions stated above and this value is not intended to be used for predicting the future prices of the Company's common stock nor is there any assurance that the theoretical value or any other value will be achieved. The actual value of the options will depend on the future performance of the Company's common stock, the overall market conditions and the executive officer's continued service with the Company. The value ultimately realized by the executive officer will depend on the amount by which the market price of the Company's common stock on the date of exercise exceeds the exercise price.

  AGGREGATED OPTION EXERCISES IN LAST CALENDAR YEAR AND YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                         SHARES                         OPTIONS AT YEAR END (#)           YEAR END($)(1)
                       ACQUIRED ON       VALUE        ---------------------------   ---------------------------
NAME                   EXERCISE(#)   REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   -----------   --------------   -----------   -------------   -----------   -------------
Thomas L. Reece......    36,560        $  900,473       731,936        656,419      $8,785,210     $4,567,487
Ronald L. Hoffman....        --                --         9,454        129,175          68,447      1,197,915
John E. Pomeroy......    23,604           329,392       192,270        196,592       2,811,758      1,339,859
Timothy J. Sandker...     3,776            54,423        39,213         75,863       1,553,619        598,892
Jerry W. Yochum......    25,720           301,053       157,212        173,550       2,122,291      1,236,062
Lewis E. Burns.......    72,176         1,749,007       129,104        175,976       1,257,389      1,236,551

---------------

(1) Calculated by determining the difference between the exercise price and the average of the high and low market price of Dover common stock (as reported on the New York Stock Exchange-Composite Transactions) for the exercise dates or December 31, 2003, as the case may be. The average of the high and low market price on December 31, 2003 was $39.62.

             LONG-TERM INCENTIVE PLAN AWARDS FOR CALENDAR YEAR 2004

                                                                     PERFORMANCE OR    ESTIMATED FUTURE
                                                                      OTHER PERIOD      PAYOUTS UNDER
                                                    FEBRUARY 2004   UNTIL MATURATION   NON-STOCK PRICE
NAME                                                    AWARD          OR PAYOUT       BASED PLANS (1)
----                                                -------------   ----------------   ----------------
Thomas L. Reece...................................    $450,000       2004-2006             $450,000
Ronald L. Hoffman.................................     280,500       2004-2006              280,500
John E. Pomeroy...................................     534,600       2004-2006              534,600
Timothy J. Sandker................................     494,100       2004-2006              494,100
Jerry W. Yochum...................................     522,450       2004-2006              522,450
Lewis E. Burns....................................          --          N/A                      --

---------------

(1) The actual cash payout at the end of the three-year performance measurement period will be equal to the award amount multiplied by a percentage which is derived from a performance matrix, or table, which uses two performance parameters: (1)(a) real (inflation adjusted) growth in earnings per share, or (b) real growth in operating earnings; and (2)(a) return on equity, or (b) return on investment. Parameters (1)(a) and (2)(a) apply to Mr. Reece, Mr. Hoffman and other corporate officers and parameters
    (1)(b) and (2)(b) apply to the other three listed officers and those participating officers at independent subsidiaries and operating companies.

     There is no payout if growth in earnings is not achieved; there is no payout if return on equity or return on investment is less than 10 percent. Moreover, in calculating any payout, the earnings in the base year (the year preceding the award year) from which earnings growth is measured is deemed to be an amount equal to 10 percent of equity or 10 percent of invested capital if actual earnings in such year are less than such amount.

     There is a $2 million limit on the amount of any annual individual payout, and the aggregate payout at each appropriate business unit may not exceed an amount equal to 30% of the average annual nominal earnings increase at that unit over the three-year performance period. The same plan is applied to three separate "Business Units" as follows: (a) the entire company for corporate officers, (b) the market segment subsidiaries for their respective officers, and
(c) operating businesses for their respective officers.

     Given the foregoing, the range of payouts is large. Earned payouts may not exceed 1,562% of the award. For the past three years, the amounts shown in the Payouts Column of the Summary Compensation Table represent percentage payouts from 0% to 497.0% of the award given three years prior to the year of the payout. Given this range, it is difficult to forecast the required estimates called for by this column; the amounts shown above, payable in February 2007, represent payouts at the 100% level on the aforementioned matrix. This could be achieved with real average annual earnings growth of 7% and a Return on Investment/Return on Equity of 13% over the three-year performance period, or various other similar combinations of growth and return on investment. There were no payouts for the three-year performance period ended December 31, 2003 for any of the individuals listed in the Summary Compensation Table.

        RELATED PARTY TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS

     In November 2003, Wiseco Piston, a subsidiary of Dover, sold its American Powersports division to a company controlled by Mr. Jeff Yochum by selling the assets of the division for a purchase price of $1,700,000, payable in cash. The purchase price was determined by negotiations between Mr. Yochum and the management of Dover and was based on the fair market value of the assets. Mr. Jeff Yochum is the son of Mr. Jerry Yochum, the Chief Executive Officer of Dover Diversified, Inc. and a Vice President of Dover.

                                RETIREMENT PLANS

     Dover has a number of defined benefit and defined contribution pension plans covering substantially all employees of the Company and its domestic and foreign subsidiaries. Dover also has unfunded supplemental executive retirement plans and other similar unfunded retirement programs ("SERPS") which provide supplemental retirement benefits for eligible key management employees including certain officers of Dover and its subsidiaries. These supplemental plans basically extend or increase retirement benefits to cover compensation not covered by underlying qualified plans because of Federal statutory limitations. Pursuant to those plans, payments will be made at the appropriate time (e.g., retirement) to such officers and other plan participants.

     Benefits under various defined benefit plans and related SERPs are based generally upon (i) final average compensation, defined as the highest 60 consecutive months of compensation out of the last 120 months and

(ii) the years of service credit. The following table sets forth the aggregate estimated annual benefits payable upon normal retirement (age 65) pursuant to the Company's retirement plans.

                               PENSION PLAN TABLE

                                                  YEARS OF SERVICE
                             ----------------------------------------------------------
FINAL AVERAGE COMPENSATION      15         20          25           30           35
--------------------------      --         --          --           --           --
           800,000            240,000    320,000      400,000      480,000      480,000
           900,000            270,000    360,000      450,000      540,000      540,000
         1,000,000            300,000    400,000      500,000      600,000      600,000
         1,100,000            330,000    440,000      550,000      660,000      660,000
         1,200,000            360,000    480,000      600,000      720,000      720,000
         1,300,000            390,000    520,000      650,000      780,000      780,000
         1,400,000            420,000    560,000      700,000      840,000      840,000
         1,500,000            450,000    600,000      750,000      900,000      900,000
         1,600,000            480,000    640,000      800,000      960,000      960,000
         1,700,000            510,000    680,000      850,000    1,020,000    1,020,000
         1,800,000            540,000    720,000      900,000    1,080,000    1,080,000
         1,900,000            570,000    760,000      950,000    1,140,000    1,140,000
         2,000,000            600,000    800,000    1,000,000    1,200,000    1,200,000

     Compensation for plan purposes includes salary, annual bonus and commissions but excludes any payments or stock option or restricted stock awards under the 1995 Plan. Generally, vesting of qualified pension benefits occurs after completion of five years of employment subsequent to age 18. The table above shows the estimated annual benefit payable upon normal retirement on a straight life annuity basis to persons in the specified remuneration and years of service classifications. The benefit amounts listed in the table include the annuitized portion of the defined contribution accumulation attributable to Company contributions and one half of the social security benefits to which the covered employee may be entitled. Commencing January 1, 2003, executives covered by the corporate SERP with at least 10 years of service credit can retire at age 62 with no reduction in benefits, and executives who join Dover at or after age 40 are credited with one additional year of service for every four years of service after age 25 at another employer. The years of service credit for eligible persons named in the Summary Compensation Table as of December 31, 2003 are: Mr. Reece 38, Mr. Hoffman 13, Mr. Pomeroy 23, Mr. Sandker 34, Mr. Yochum 25 and Mr. Burns 44. All of these persons are vested.

                         EXECUTIVE DEFERRED INCOME PLAN

     In 1984-1985, the Company offered its executive officers an executive deferred income plan (the "EDIP"). Messrs. Reece, Pomeroy and Yochum, along with certain other executive officers, participated in the EDIP, pursuant to which they each elected to defer certain income during the period 1985-88, which will be repaid to them (or their estate) beginning at the time they reach age 65, and continuing thereafter for a period of 15 years. Amounts deferred will be repaid together with interest compounding at the rate of 10 percent (if they retire prior to age 65) or 12.5% (if they retire at age 65 or later), which were competitive market interest rates at the time the program was introduced. As part of the EDIP, the Company purchased whole life insurance policies payable to the Company to fund the anticipated cost of this program. Amounts deferred by Messrs. Reece, Pomeroy and Yochum were $60,000, $50,000 and $120,000, and the Company is scheduled to repay such individuals the annual amounts of $102,055, $67,197 and $127,425 beginning at age 65. The Program is subject to termination under certain conditions, provided all participants are treated in the same manner, and in the event of a change of control, all sums due and owing become payable immediately.

                           DEFERRED COMPENSATION PLAN

     Effective August 1, 2001, Dover adopted a deferred compensation plan as a means whereby the Company may afford a select group of management or highly compensated employees an opportunity to defer to a future year the receipt of certain compensation that, absent such election, would have otherwise been paid. The plan is intended to be an unfunded, nonqualified deferred compensation plan, where the individual participants are responsible for their own investment choices. Amounts deferred are credited with the earnings or losses of hypothetical investments designated by plan participants. The Company has established a grantor trust (the "TRUST") with The Bank of New York as the trustee thereof, to hold certain amounts deferred under the plan. In certain instances, the assets of the Trust become subject to claims of the general creditors of the Company.

                          CHANGE OF CONTROL PROVISIONS

     The Company has agreements with Mr. Reece and other officers including those shown on the Summary Compensation Table designed to encourage each such officer to continue to carry out his duties with the Company in the event of a potential change of control of the Company. For purposes of these agreements, a "change of control" occurs generally when (a) a person becomes beneficial owner of 20% or more of the Company's common stock, (b) as a result of a business combination or tender offer, a majority of the Board of Directors changes, or
(c) the stockholders approve a merger or other business combination, as a result of which the Company ceases to be an independent public company. The agreements provide that if within eighteen months following a change of control of the Company the officer's employment is terminated either by the Company for other than "cause" or "disability" or by such officer for "good reason" (all as defined in the agreements), then such officer will receive a lump sum payment equal to three times the highest base salary and annual bonus (but not any award under the 1995 Plan or any other compensation) received by such officer in any of the five most recent years. The severance amounts to be paid may be subject to reduction if the officer, at the time of termination, is within 36 months from his normal retirement age. In addition, upon termination, all cash performance awards outstanding will immediately vest and be paid to the officer and all stock options will immediately vest and become exercisable. Also, in the event of a change of control, the present value of certain unfunded deferred compensation plans, including the Company's SERP plans, will be paid immediately to such officers in a lump sum.

     The Code imposes certain excise taxes on, and limits the deductibility of, certain compensatory payments made by a corporation to or for the benefit of certain individuals if such payments are contingent upon certain changes in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation, and have an aggregate present value of more than three times the individual's annualized includable compensation for the base period, as defined in the Code. Although Dover payments would not be expected to reach this amount in most cases, if an individual became subject to the excise taxes, the Company would gross-up the individual's payments to make him or her whole.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "COMMITTEE") of the Board of Directors is composed entirely of independent Directors. The Compensation Committee approves compensation for executive officers, grants, awards and payouts under the stock option plan and performance program and compensation plan changes, and supervises the administration of the compensation plans. From time to time, most recently in 2002, the Committee reviews studies conducted by its independent compensation consultant as to the competitiveness of the Company's overall executive compensation program. The results of those reviews are reflected in this report.

A. EXECUTIVE COMPENSATION POLICY

     The Committee's basic overriding compensation principle is that compensation at the corporate level, the independent subsidiary level, and at the operating president level should generally be linked to Dover's total return to stockholders and should be competitive with other comparable companies. The Committee also believes that all compensation, i.e., annual, medium-term and long-term, should be closely aligned to the performance of the business over which the executive has the most control. This is done annually through salaries and bonuses, on a medium-term basis through three-year payout cash performance awards, and on a long-term basis through stock options. The relative "mix" of medium-term and long-term opportunity is adjusted in accordance with the breadth of the executive's responsibility across the organization, with increasingly larger percentages allocated to long-term reward potential through stock options in the case of those persons who are in positions to most materially affect the profitability and growth of the Company. In early 1999, the 1995 Plan was amended to also allow the Committee to make restricted stock awards, with voting and dividend rights, that vest up to five years after grant. Restricted stock is generally not awarded except in connection with special or unusual circumstances. Cash performance awards and stock option grants are generally made on an annual basis although stock option grants can be made quarterly based on individual circumstances. However, to provide incentives to management to increase stockholder value over the medium and long-term, payouts on cash performance awards, if earned, occur three years later based on achieving certain performance goals for the three-year period; restricted stock vests from one up to five years after grant; and stock options generally have 10-year terms and are not exercisable until three years after their grant. With respect to pensions and other similar benefit programs, the Committee has set a target at the median of comparable companies. All compensation paid to the executive officers for 2003 qualified for deductibility for federal income tax purposes under Section 162(m) of the Code.

     Annual Compensation: The Committee reviews the Company's performance annually. As indicated above, the compensation programs of the Company are highly leveraged on the basis of performance. In setting compensation, the Company reviews the performance of the Company as compared to the companies in the Total Compensation Management database (the "TCM DATABASE"). Until the most recent report (which is based on 2002 data), the Company consistently performed in the top 26% of companies as measured by the TCM database, which currently includes in excess of 60% of the manufacturing companies included in the Fortune 500 listings. The TCM database includes a substantially larger number of companies than the peer index group referred to in connection with the Stock Performance Graph below. The average rank of a company in the TCM database, which determines that company's overall standing, is the average of the following nine separate measurements: return on equity for one year and five years; return on capital for one year and five years; return on sales for the current year; return on assets for one year and five years; and total capital return for one and five years. As a result of the 2002 compensation review mentioned above (and the earlier compensation review conducted in 2000), the Committee determined that as long as the Company continues to perform as it has on the TCM Database, salaries and bonuses would be targeted at the 62nd percentile for all company executives. Should the Company's performance fall below, compensation targets will be adjusted downward. Annual bonuses vary with annual performance based upon earnings growth, return on investment and achievement of special Company goals as well as the Committee's judgment of overall performance.

     In 1998, the Company adopted the Incentive Plan which is administered by the Committee and, in 2003, stockholders re-approved the Incentive Plan and the performance goals set forth therein to satisfy certain Internal Revenue Code requirements. The Committee has discretion to select executive officers to participate in the Incentive Plan in any given year. Executive officers selected to participate in the Incentive Plan would normally receive their annual bonuses, if any, for that year under the terms of the Incentive Plan instead of the Company's traditional bonus program. In 2003, Messrs. Reece, Hoffman, Pomeroy and Yochum participated in the Incentive Plan.

     Long-Term Compensation: Dover's management, the Committee and the Board of Directors believe that tangible (cash) and intangible (stock) incentives should be provided to key management at each of the three levels within the Company (i.e. corporate, independent subsidiary and operating levels) over periods of time longer than one fiscal year, typically three years. Given the different levels and opportunities to impact Dover's long-term growth, and hence benefit Dover's stockholders, Dover has a long-term compensation program, the 1995 Plan, which includes both stock-based awards and cash incentive awards, and operates substantially as described below.

     Only officers and executives who are in a position to affect materially the profitability and growth of the Company are eligible for stock options, restricted stock or cash incentive awards under the 1995 Plan. Long-term awards under the 1995 Plan are basically a mix of stock-based and cash incentives, with operating management receiving a significant percentage of their respective gain opportunity in the form of cash incentive awards, and the executive officers receiving a substantial portion of their opportunity in the form of stock-based awards, usually stock options. Under the 1995 Plan, the maximum award is calculated based on an individual's base salary, which amount is then multiplied by pre-established factors to determine both the allocation of the award between cash and options and the value of the two. Once the value to be applied to the stock option grant is determined, the value is converted into a number of shares based on the fair market value of the Company's stock on the date of grant. The payout of cash incentive awards is conditional upon achievement of certain performance criteria over the three-year period commencing with the year of the award. For a discussion of the performance criteria with respect to cash incentive awards, see the Long-Term Incentive Plan Awards for Calendar Year 2004 table beginning on page 12. The multiples for each award are set by the Committee. For the officers identified in the Summary Compensation Table above, in 2003 the cash incentive awards made were based on multiples ranging from .23 to .81, and the number of shares granted was based on multiples ranging from
3.24 to 6.77. The comparable multiples for the 2004 cash awards and share grants are .33 to .81 and 3.24 to 7.05, respectively. In all cases, these multiples were determined by the independent compensation consultant retained in 2002 (and in 2000), and confirmed by the Compensation Committee. The multiples in 2003 and 2004 reflect the 2002 compensation review, which suggested increases based on a competitive analysis, and a shift in long term reward opportunity from cash to stock as adjusted in 2002 to use only base salary. It is anticipated that these multiples will be used until the next compensation review is conducted. In February of each of 2002 and 2003, there were additional option shares granted as described in footnote (6) to the Summary Compensation Table. Cash incentive awards are made annually for the three-year performance period commencing in the year of the award. The number of shares that may be granted to each participant is limited to 600,000 to any one individual in a given year. In 2003, the number of optionees granted shares under the Plan was 4.8% of the total number of Dover employees. The annual number of shares granted has averaged less than 1% of shares outstanding over the past five years. For 2004, that percentage was 1.02%. Dover expects that, except in cases of unusual need, shares acquired through exercise of options will be held by participants (or the participant's family members) for the duration of their employment with the Company.

B. CHIEF EXECUTIVE OFFICER COMPENSATION

     In February 2004, the Compensation Committee, acting together with the other independent Directors, awarded Mr. Thomas L. Reece, Chief Executive Officer, a bonus of $1,350,000 for 2003, which was equal to 135% of his 2003 salary of $1,000,000, a stock option grant of 170,909 shares under the 1995 Plan and a cash performance award of $450,000 under the 1995 Plan. The annual bonus amount was determined based upon: (a) outside independent compensation survey data (the TCM database) for a comparative group of companies of Dover's size;
(b) the sales and earnings achieved in 2003; (c) the general business environment during 2003; and (d) a subjective judgment factor which is the prerogative of the Committee, acting together with the other independent Directors. The first three factors were given the greatest weight. It was also noted that Mr. Reece did not receive a cash performance award payout for 2003 or 2002. During the latter half of 2001, Mr. Reece voluntarily reduced his base salary down to the level it had been in 1999. Effective January 1, 2002, his salary was re-established at $1,000,000.

Compensation Committee: Richard K. Lochridge (Chairman)
                      Jean-Pierre M. Ergas
                      Kristiane C. Graham

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Company's Board of Directors consists entirely of non-employee Directors who are independent in accordance with the NYSE Listing Standards, the rules of the SEC applicable to audit committee members and the Dover Independence Standards.

     The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit A to this proxy statement. The Audit Committee is responsible for the duties set forth in its charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. The Company's management has the responsibility for preparing the financial statements and implementing internal controls, and the Company's independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not the equivalent of an audit.

     Pursuant to its oversight responsibilities, the Audit Committee discussed with the Company's auditors the overall scope and plans for the audit of the Company's 2003 financial statements. During 2003, the Audit Committee met with the auditors, with and without management of the Company present, to discuss the results of the auditors' examination, the evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

     The Audit Committee reviewed and discussed, with both management of the Company and the independent auditors, the fiscal year 2003 audited financial statements, including a discussion of critical accounting policies, the quality, not just the acceptability, of the accounting principles followed, the reasonableness of significant judgments reflected in such financial statements and the clarity of disclosures in the financial statements.

     The Audit Committee also (1) discussed with the independent auditors, PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61; and (2) reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and discussed with the independent auditors any relationships or permitted non-auditing services, including those described below under "Relationship with Independent Accountants", that may impact their objectivity and independence.

     In accordance with the requirements under the SO Act, the related SEC rules and the NYSE Listing Standards, the Audit Committee engaged the independent certified public accounting firm of PricewaterhouseCoopers LLP to audit the annual accounts of Dover and its subsidiaries for 2003. Consistent with its charter and applicable SEC rules, the Audit Committee approved in advance all permitted non-audit services provided by PricewaterhouseCoopers LLP to Dover and its subsidiaries in 2003. For a description of the Audit Committee pre-approval policy and non-audit services provided by PricewaterhouseCoopers LLP in 2003, see "Relationship with Independent Accountants" on page 19.

     Consistent with its charter and SEC guidance, the Audit Committee has delegated to the Chairman of the Committee the responsibility of reviewing the quarterly financial information prior to public dissemination. The Chairman fulfilled these responsibilities for each of the quarterly financial disclosures in 2003.

     Based upon the review and discussions referred to above, the Audit Committee recommended that the audited financial statements for the year ended December 31, 2003 be included in the Company's Annual Report on Form 10-K.

Audit Committee: Michael B. Stubbs (Chairman)
               David H. Benson
               James L. Koley
               Bernard G. Rethore
               Gary L. Roubos

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     As discussed above, the independent certified public accounting firm of PricewaterhouseCoopers LLP is the independent public accountant selected by the Audit Committee to audit the annual accounts of Dover and its subsidiaries for 2003. This firm also audited the financial statements for 2001 and 2002. Representatives of PricewaterhouseCoopers LLP will not be present at the Meeting.

FEES PAID TO INDEPENDENT ACCOUNTANTS

A. AUDIT FEES

     Audit fees include fees for audit or review services in accordance with generally accepted auditing standards and fees for services that generally only the Company's auditors provide, such as statutory audits and review of documents filed with the SEC. The aggregate fees, rounded to the nearest thousand dollars, paid to PricewaterhouseCoopers LLP for consolidated auditing services to the Company during the years ended December 31, 2003 and December 31, 2002, were $4,571,000 and $3,799,000, respectively.

B. AUDIT RELATED FEES

     Audit-related fees include fees for assurance and related services that are traditionally performed by the Company's auditors. These services include audits of employee benefit plans, due diligence on acquisition targets, internal control reviews and consultation in connection with financial and accounting standards. The aggregate fees, rounded to the nearest thousand dollars, paid to PricewaterhouseCoopers LLP for audit-related services to the Company during the years ended December 31, 2003 and December 31, 2002 were $525,000 and $297,000, respectively.

C. TAX FEES

     Tax Fees include fees for services that are performed by professional tax staff other than in connection with the audit. These services include tax compliance services, tax planning and tax advice. The aggregate fees, rounded to the nearest thousand dollars, paid to PricewaterhouseCoopers LLP for the Company's tax services during the years ended December 31, 2003 and December 31, 2002, were $1,996,000 and $2,290,000 respectively.

D. ALL OTHER FEES

     During the year ended December 31, 2003, the aggregate fees, rounded to the nearest thousand dollars, paid to PricewaterhouseCoopers LLP for all other services were $11,000. During the year ended December 31, 2002, no fees were paid to PricewaterhouseCoopers LLP for services other than those described above.

PRE-APPROVAL OF SERVICES BY INDEPENDENT ACCOUNTANTS

     Consistent with its charter and applicable SEC rules, the Audit Committee pre-approves all audit and permissible non-audit services provided by PricewaterhouseCoopers LLP to Dover and its subsidiaries. With respect to certain services which the Company's independent auditors have traditionally provided, the Audit Committee has adopted specific pre-approval policies and procedures. In developing these policies and procedures, the Audit Committee considered the need to ensure the independence of the Company's outside auditors while recognizing that, in certain situations, the Company's independent auditors may possess the expertise and be in the best position to advise the Company on issues and matters other than accounting and auditing.

     The policies and procedures adopted by the Audit Committee allow the pre-approval by the Audit Committee of audit-related services and non-audit-related services and tax services. Under the policies and procedures, pre-approval is generally provided for up to one year and any general pre-approval is detailed as to the particular services or category of services and is subject to a specific budget. The policies and procedures require that any other services be expressly and separately approved by the Audit Committee prior to such services being performed by the independent auditors. In addition, pre-approved services which exceed the budgeted amount included in a general pre-approval require separate, specific pre-approval. For each proposed service, the independent auditor and/or management is required to provide detailed information at the time of approval. The Audit Committee considers whether each pre-approved service is consistent with the SEC's rules and regulations on auditor independence.

     All audit-related and non-audit-related services performed by PricewaterhouseCoopers LLP during 2003 were pre-approved specifically or pursuant to the procedures outlined above.

                            STOCK PERFORMANCE GRAPH

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
              DOVER CORPORATION, S&P 500 INDEX & PEER GROUP INDEX

                           TOTAL STOCKHOLDER RETURNS
[PERFORMANCE GRAPH]

                                                      S&P 500 INDEX                PEER GROUP                  DOVER CORP.
                                                      -------------                ----------                  -----------
Dec-98                                                   100.00                      100.00                      100.00
Dec-99                                                   121.04                      113.46                      125.32
Dec-00                                                   110.02                      135.84                      113.24
Dec-01                                                    96.95                      127.97                      104.56
Dec-02                                                    75.52                       99.91                       83.60
Dec-03                                                    97.18                      142.75                      116.00

Data Source: Media General Financial Services

     This graph assumes $100 invested on December 31, 1998 in Dover Corporation common stock, the S&P 500 index and a peer group index. The peer index consists of the following public companies selected by the Company based on its assessment of businesses with similar industrial characteristics: Actuant Corp., Ametek Inc., Carlisle Cos. Inc., Cooper Industries Inc., Crane Co., Danaher Corp., Eaton Corp., Emerson Electric Co., Federal Signal Corp., Honeywell International, Inc., Hubbell Inc. CL B, Illinois Tool Works, Ingersoll-Rand Company Limited, ITT Industries Inc., 3M Co. (formerly Minnesota Mining & Mfg.), Parker-Hannifin Corp., Pentair Inc., Perkinelmer Inc., Tecumseh Products Co., Tyco International Inc. and United Technologies Corp. Last year's peer group included TRW, Inc. As a result of its acquisition by Northrop Grumman, TRW Inc. is no longer a public company and has been eliminated from Dover's peer group.

     * Total return assumes reinvestment of dividends.

            2. PROPOSAL TO CONSIDER AND APPROVE THE 2005 EQUITY AND
                              CASH INCENTIVE PLAN

     The Company proposes the adoption of the 2005 Equity and Cash Incentive Plan (the "2005 PLAN") to continue to be able to provide the types of rewards currently available under the Company's only other equity compensation plan, the 1995 Incentive Stock Option Plan and 1995 Cash Performance Program (the "1995 PLAN") which expires on January 30, 2005. If approved, the 2005 Plan will become effective on February 1, 2005. Dover believes that the Company is best served by providing key people who are in positions to affect materially the Company's profitability and growth with long-term incentive compensation.

     The Company believes that the 2005 Plan, like the 1995 Plan, will provide the Compensation Committee with the flexibility to select from among a variety of performance awards, both cash and equity, and to subject any such award to various performance criteria when the Compensation Committee believes it is in the best interests of the Company to do so. This flexibility allows the Committee to tailor awards and performance criteria to particular individuals and their ability to influence the performance of a particular business, a segment, or the Company in general. It also allows the Committee to adjust the structure of future awards from time to time after receiving recommendations from independent consultants based on periodic (currently biennial) compensation studies.

     In February 2004 the Compensation Committee recommended that the Board of Directors approve the 2005 Plan to replace the current 1995 Plan which will expire on January 30, 2005. In making its recommendation, the Committee received advice from its independent compensation consultant which has reviewed the 2005 Plan. At its meeting in February 2004, the Board of Directors adopted the new 2005 Plan to be effective as of February 1, 2005. The 2005 Plan is subject to approval by the stockholders, and no grants may be made under the 2005 Plan unless such approval is obtained. If the stockholders approve the 2005 Plan, the Compensation Committee may make awards under the 2005 Plan commencing after January 31, 2005.

     The following plan summary is qualified in its entirety by reference to the full text of the 2005 Plan, which is attached to this Proxy Statement as Exhibit B.

                                    GENERAL

     Participation in the 2005 Plan will be limited to a group of salaried officers and other key employees of Dover and its subsidiaries who are in a position to affect materially the profitability and growth of Dover and its subsidiaries and on whom major responsibility rests for the present and future success of Dover. Directors of Dover will be eligible under the 2005 Plan only if they are also salaried officers of Dover. The Board of Directors believes that the 2005 Plan will provide these key employees with a long-range inducement to remain with Dover and to encourage them to increase their efforts to make Dover and its subsidiaries successful.

     The 2005 Plan will be administered by the Compensation Committee. At present, there are approximately 1,200 persons who might be considered by the Committee for grants and awards under the 2005 Plan. This number will vary from time to time during the existence of the 2005 Plan.

     The 2005 Plan provides for stock option grants, and restricted stock and cash incentive awards. Each of these is separately discussed below.

                               EQUITY INCENTIVES

     A maximum aggregate of 20,000,000 shares of Common Stock will be reserved for issuance under the 2005 Plan pursuant to grants of stock options or the issuance of restricted shares during the 10-year term of the 2005 Plan. This is slightly less than 10% of the Company's stock outstanding on March 1, 2004. Of these 20,000,000 shares, only a maximum aggregate of 5% of the shares (i.e. 1,000,000 shares) may be granted as restricted shares. Grants and awards may be made by the Compensation Committee at any time or from time to time on or after February 1, 2005 and before January 31, 2015, provided that no incentive stock options under Section 422 of the Code ("ISOS") may be granted after February 11, 2014. The shares that will be used for purposes of the 2005 Plan may either be treasury or authorized but unissued stock. These maximum aggregate numbers of shares are subject to adjustments resulting from stock dividends, stock splits, recapitalizations, reorganizations and other similar changes.

                                 STOCK OPTIONS

     Options granted under the 2005 Plan may be either options intended to qualify as ISO's or options not intended to so qualify (i.e., non-qualified stock options). No single recipient may be granted options for more than 600,000 shares in any year. Options will have a term not exceeding ten years and will become exercisable after not less than three years. The exercisability of options also may be subject to such performance or such other criteria as the Compensation Committee may determine. The option exercise price for shares covered by any option will be fixed by the Compensation Committee and may be equal to or more than (but not less than) the "fair market value" of such shares on the date the option is granted. The fair market value will be determined in good faith by the Compensation Committee on the basis of such consideration as the Compensation Committee deems appropriate from time to time, including the closing price for a share of the Common Stock on the grant day on the principal U.S. exchange on which the Common Stock regularly trades, the average of the closing bid and asked prices on such exchange on the day of grant or the average of the high and low sales price of a share of Common Stock on such exchange on the date the option is granted. The purchase price for the shares upon exercise of the option may be paid by cash or by transfer to Dover at the time the option is exercised of shares of Dover's Common Stock owned by the option holder. The value per share of the shares so transferred to Dover to be credited toward the purchase price will be the market value on the date the option is exercised.

     Generally, stock options are not transferable, except for non-qualified options which may be transferred to members of the holder's immediate family (or a trust for the benefit of one or more of such family members), except that such transferred option cannot be further transferred by the transferee during the transferee's lifetime. In the event of death or permanent disability, all options held by the option holder at such time shall become immediately exercisable and the option holder or his or her estate will have five years (or, if shorter, until the end of the option term) to exercise such options. In the event of retirement on or after age 65 (or at an earlier age if approved by the Committee), the option holder has five years (or, if shorter, until the end of the options term) to exercise options which are or may become exercisable within five years of such retirement. Where the option holder voluntarily resigns or is involuntarily terminated, the holder has three months to exercise options then exercisable, except where the holder is terminated for cause, in which event the options terminate immediately with such termination of employment. Where there is a "change of control" as defined generally above on page 15, all options will become immediately exercisable.

                                RESTRICTED STOCK

     Restricted stock may be awarded to employees as determined by the Compensation Committee subject to the aggregate maximum of 5% of the 2005 Plan's shares (i.e. 1,000,000 shares) described above that may be granted during the 10-year term of the 2005 Plan. The Compensation Committee will also determine the vesting period, of not less than one year or more than five years, with respect to a restricted stock award and whether other restrictions, including any performance criteria, will be applicable with respect to the restricted stock award. The Compensation Committee also will determine whether a holder of restricted stock will be entitled to exercise voting rights with respect to such restricted stock and whether dividends payable with respect to restricted stock will be distributed in cash to the holder of such stock when paid or at a later time or will be reinvested in additional shares of restricted stock for the account of the holder of such restricted stock.

     Generally, shares of restricted stock are not transferable, and may not be sold, assigned, transferred, pledged or otherwise encumbered, except as otherwise provided in the applicable award agreement. In the event of the death, permanent disability, termination of employment of the holder of restricted stock other than for retirement or cause, or other special circumstances, as determined by the Compensation Committee, any purely temporal restrictions remaining with respect to restricted stock will lapse and, if any performance objectives are applicable, the shares of restricted stock shall continue to vest as if the holder's employment had not terminated until the prescribed time for determining attainment of performance objectives has passed and the appropriate determination has been made. In the event of retirement on or after age 65 (or at an earlier age if approved by the Compensation Committee), the holder of the restricted stock may be allowed to continue to vest in such stock as if his or her employment had not terminated until such time as any purely temporal restrictions have lapsed and, if any performance objectives are applicable, the prescribed time for determining attainment of performance objectives has passed and the appropriate determination has been made. Where the holder of restricted stock is voluntarily or involuntarily terminated for any other reason during the restricted period, all unvested shares of restricted stock will be forfeited. Where there is a "change of control" as defined generally above on page 15, all remaining restrictions on restricted stock will lapse and be deemed satisfied. The Compensation Committee at any time may cancel any outstanding restricted stock award in consideration of a cash payment or an alternative award of equivalent value to the cancelled award.

     Because all awards of stock options and restricted stock that are made under the 2005 Plan will be made after the February 1, 2005 effective date of the 2005 Plan, it is not possible to determine at this time the awards which may be granted under the 2005 Plan.

                                CASH INCENTIVES

     Under the 2005 Plan, the Compensation Committee may grant a participant the opportunity to earn a discretionary cash incentive payment conditional upon the satisfaction, over a performance period of not less than three fiscal years, of certain objective performance criteria designed to reward long-term growth and return on investment. Performance criteria with respect to each performance period are pre-established by the Compensation Committee and are based on one or more of the following factors, as they apply to Dover as a whole, to an independent subsidiary or to an operating company: earnings per share, operating earnings, return on equity, and return on investment. A cash incentive payment is made only upon certification by the Compensation Committee that the applicable performance criteria has been satisfied.

     Since no awards can be made under the 2005 Plan until after January 31, 2005, it is not known what maximum amounts may be determined by the Compensation Committee to be paid out as cash incentives in future years, except that no participant may receive an annual cash incentive payment greater than $2,000,000.

     The Compensation Committee has the discretion to adjust the amount of cash incentives payable under the 2005 Plan upon the satisfaction of performance criteria to take into account the effect of any unusual, non-recurring circumstance. However, the Compensation Committee has the discretion to increase the amount payable to take into account any unusual, non-recurring circumstance only if such discretion would not adversely affect the compensation's status as "qualified performance-based compensation" for purposes of Section 162(m) of the Code.

     In the event of a participant's normal retirement on or after age 65 (or at an earlier retirement date approved by the Compensation Committee) and before one or more cash incentive payments may be made, the participant will receive the full cash incentive payment as if he or she had not retired and had remained an active employee throughout the relevant performance period. In the event of a participant's death, permanent disability, or approved termination of employment before the date of payment of an award, or in the event a participant otherwise ceases to be an employee (other than for cause) after the performance period has begun, on the payment date the participant will receive a prorated payment based on the number of months in the performance period during which he or she was employed, provided that any applicable performance criteria are satisfied. The termination of a participant's employment under any other circumstances will cancel his or her right to receive a cash incentive payment.

                        FEDERAL INCOME TAX CONSEQUENCES

     The grant of a stock option will not result in income tax consequences at the time of grant for the optionee or Dover. The grantee will have no taxable income upon exercising an ISO, although the alternative minimum tax may apply, and Dover will receive no deduction when an ISO is exercised. Upon exercising a non-qualified stock option, the grantee will recognize ordinary income in the amount by which the fair market value exceeds the option price and Dover will be entitled to a deduction against its taxable income for the same amount. The treatment to a grantee of a disposition of shares acquired through the exercise of an option is dependent upon the length of time the shares have been held and on whether such shares were acquired by exercising an ISO or a non-qualified stock option. Generally, there will be no tax consequence to Dover in connection with the disposition of shares acquired under an option except that Dover may be entitled to a deduction in the case of a disposition of shares acquired upon exercise of an ISO before the applicable ISO holding periods have been satisfied. In the event a grantee's employment terminates by reason of retirement or permanent disability, any ISOs held by the grantee will generally be treated as non-qualified stock options if exercised more than three months (one year in the case of disability) following such termination of employment.

     The award of shares of restricted stock generally will not result in income tax consequences to the participant or Dover at the time of the award so long as such shares are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to such stock will be taxable as compensation to the participant if such dividends are payable in cash to the participant or the participant otherwise has the right to receive such dividends. Generally, a participant will recognize ordinary income at the first time restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the stock on the date the restrictions lapse. A participant, however, may elect within 30 days of the date that restricted stock is transferred to recognize ordinary income upon the date the restricted stock was awarded based on the fair market value of the stock subject to the award on that date. If the participant makes that election, Dover will be entitled to an income tax deduction in the taxable year in which the participant recognizes ordinary income with respect to the restricted stock. In addition, dividends paid with respect to such restricted stock will be treated as dividend income, rather than compensation, the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse and the dividends paid during the restriction period will not be deductible by Dover.

     The initial grant of a participation in the cash incentive portion of the 2005 Plan, consisting of contingent future rights to cash after the completion of the performance measurement period, will not result in taxable income to the individual at the time of the initial grant. At the time Dover pays a cash award, the amount of the cash will constitute compensation taxable to the individual as ordinary income, and Dover will be entitled to a deduction in computing its Federal income taxes for the year taxable to the individual.

                              OTHER CONSIDERATIONS

     The Board may amend or terminate the 2005 Plan as it deems advisable, except that stockholder approval is required for any amendment that would increase the maximum number of shares covered by the Plan, change the class of employees eligible to receive options, restricted stock awards or cash performance awards, reduce the exercise price of any option price below its fair market value at the time of grant, extend to more than 10 years the period from the date of option grant to the date of exercise, or make any other amendment or modification to the 2005 Plan which requires shareholder approval pursuant to any applicable law or regulation or rule of the principal U.S. exchange on which Dover's common stock is traded.

     Each participant in the 2005 Plan, as a condition to and upon acceptance of a grant or award, will be deemed to agree that in the event that any person initiates a tender or exchange offer, circulates a proxy to stockholders or takes other steps to effect a change of control, the participant will not voluntarily terminate his or her employment with Dover or a subsidiary of Dover, and, unless terminated by Dover or such subsidiary, will continue to render services to Dover or such subsidiary until efforts to effect a change of control have been abandoned, terminated or successful.

     In the event of a "change of control", the following shall occur: (i) any outstanding stock options not already exercisable will become immediately exercisable; (ii) remaining restrictions with respect to any restricted stock awards will lapse and such stock will immediately vest; and (iii) outstanding cash performance awards will immediately vest, all performance measurement periods will terminate on the last day of the month prior to the month in which the change in control occurs and participants will be entitled to a cash payment on a prorated basis, based on the performance award and the number of months elapsed compared to the number of months in the award period.

     The Committee may approve treating a participant who takes early retirement as if the participant had retired at or after age 65 or may approve treating a participant who terminates employment (other than for retirement) as having an "approved termination", provided that any such participant will be deemed to have expressly agreed not to compete with Dover or any Dover subsidiary at which the participant was employed at any time in the three years immediately prior to termination of employment. The non-compete provision covers the geographic area in which Dover or the subsidiary actively carried on business at the end of the participant's employment and is effective for the period during which the employee receives enhanced benefits as a result of the Committee's approval. This period will be (i) with respect to stock options, the additional period allowed for the vesting and exercise of options outstanding at termination of employment, (ii) with respect to restricted stock, the period remaining after the participant's termination of employment until the end of the original restriction period for such restricted stock, and (iii) with respect to cash performance awards, the period until the payment date following the end of the last applicable performance period. If the participant fails to comply with the non-compete provision, the Committee's approval will be automatically rescinded and the participant will forfeit the enhanced benefits received as a result of such approval and will return to Dover the economic value of any such benefits already received, as determined by the Committee.

     The Financial Accounting Standards Board has announced that it will require public companies to begin disclosing as an accounting expense on their financial statements all equity-based compensation arrangements, including stock option awards, effective for fiscal years beginning after December 15, 2004, i.e. 2005 financial statements for calendar year companies such as Dover. The financial disclosure standard is expected to be released in late 2004. Accordingly, all employee stock option awards granted or modified by Dover on and after January 1, 2005 will be accounted for as an expense on the Company's 2005 financial statements as necessary to comply with the accounting standards.

                                 RECOMMENDATION

     The Board of Directors recommends approval of the 2005 Plan by the stockholders. The proxies will vote for or against the 2005 Plan as specified by the stockholder in his or her Proxy but, unless otherwise instructed, will be voted to ratify and approve the 2005 Plan. To be effective, the 2005 Plan must be approved by a majority of the total number of outstanding shares of stock present in person or by proxy and entitled to vote at the meeting.

                                 MISCELLANEOUS

                                 OTHER MATTERS

     Management does not know of any other business to be taken up at the Meeting. If, however, any other business properly comes before the Meeting or any adjournments thereof, the persons named as proxies will vote the shares covered by a proxy in accordance with their best judgment on such matters.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's Directors and certain of its officers file reports of ownership and changes of ownership of the Company's common stock with the SEC and the NYSE. Based solely on copies of such reports provided to the Company, the Company believes that all Directors and officers filed on a timely basis all such reports required of them with respect to stock ownership and changes in ownership during 2003 except that Mr. Robert A. Tyre was late reporting the inheritance by his wife of shares of common stock in 2002 and Ms. Kristiane C. Graham was late reporting two sales of shares held directly by her and one sale of shares held by a trust of which she is a co-trustee.

                 STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     In order for stockholder proposals to be included in Dover's proxy statement for the 2005 Annual Meeting, they must be received by Dover at its principal executive offices, 280 Park Avenue, New York, NY 10017 by November 11, 2004. All other stockholder proposals, including nominations for Directors, must be received by Dover not less than 60 days or more than 90 days prior to such Meeting, which is tentatively scheduled for April 19, 2005.

Dated: March 10, 2004

                                          By authority of the Board of
                                          Directors,

                                          JOSEPH W. SCHMIDT
                                          Secretary

                                                                       EXHIBIT A

                                    CHARTER
                                     OF THE
                                AUDIT COMMITTEE
                                       OF
                               DOVER CORPORATION

     The Board of Directors of Dover Corporation (the "COMPANY") has adopted and approved this Charter, setting forth the purpose, responsibilities, authority and membership requirements of its Audit Committee.

1. PURPOSE

     The primary purpose of the Audit Committee (the "COMMITTEE") is to assist the Board of Directors (the "BOARD") in overseeing (a) the quality and integrity of the financial statements and other financial information provided by the Company to the stockholders of the Company, any governmental or regulatory body, the public or other users thereof, (b) the Company's compliance with legal and regulatory requirements, (c) the qualifications, independence and performance of the Company's independent auditors, and (d) the performance of the Company's internal audit function.

2. MEMBERSHIP

     The Committee shall be comprised of not less than three members of the Board. Each member of the Committee shall satisfy the "independence" requirements of (i) Section 10A of the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), (ii) the rules of the Securities and Exchange Commission (the "SEC") adopted pursuant to such Section 10A, (iii) The New York Stock Exchange, Inc. (the "NYSE"), and (iv) any other applicable regulatory requirements. Each member of the Committee must meet the financial literacy requirements of the rules of the NYSE, and at least one member of the Committee shall qualify as an "audit committee financial expert" in accordance with the rules of the SEC.

     The members and the Chair of the Committee shall be nominated by the Governance and Nominating Committee of the Board and shall be appointed by the Board. The members and the Chair of the Committee shall serve at the pleasure of the Board.

3. RESPONSIBILITIES

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function.

A. RESPONSIBILITIES RELATING TO FINANCIAL REPORTS

 1. Scope of Audit

     The Committee shall review annually with management and the independent auditors the scope and general extent of the independent auditors' examination prior to the commencement of the annual audit.

 2. Annual Financial Statements

     The Committee shall review with management and the independent auditors the audited financial statements to be included in the Company's Annual Report to Stockholders and Annual Report on Form 10-K and the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

 3. Quarterly Financial Statements

     The Committee shall review with management and the independent auditors, prior to the filing of each Quarterly Report on Form 10-Q, the Company's interim financial results to be included in such quarterly reports and the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

 4. Accounting Principles

     From time to time, the Committee shall review and discuss, with management and/or the independent auditors, (a) significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements; (b) major issues regarding accounting principles and financial statement presentation, including major changes to the Company's selection or application of accounting principles; and (c) the effect on the Company's financial statements of significant regulatory and accounting initiatives and any material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities.

B. RESPONSIBILITIES RELATING TO INDEPENDENT AUDITORS

 1. Discussions with Auditors on Independence

     The Committee shall, at least annually, obtain and review a written report from the independent auditors describing all relationships between the independent auditors and the Company; discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors' objectivity and independence; and consider whether the provision of non-audit services by the independent auditors is compatible with maintaining the independent auditors' independence.

 2. Report on Auditor Qualifications

     The Committee shall, at least annually, obtain and review a written report from the independent auditors describing: (a) the auditing firm's internal quality control procedures, and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting any audit carried out by the independent auditors, and any steps taken to deal with any such issues.

 3. Other Auditor Reports

     The Committee shall review any reports provided by the independent auditors to the Committee as required under the Exchange Act with regard to (a) critical accounting policies and practices used by the Company; (b) alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with management (including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors); and (c) other material written communications between the independent auditors and management, such as any "management" or "internal control" letter, or schedule of unadjusted differences.

 4. Audit Issues

     The Committee shall regularly review with the independent auditors and management any problems or difficulties the auditors may have encountered in the course of their audit work, and management's response thereto, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

 5. Hiring Employees of Auditors

     The Committee shall establish policies for hiring current or former partners, principals, shareholders or employees of the independent auditors in accordance with applicable law.

C. RESPONSIBILITIES RELATING TO INTERNAL AUDIT FUNCTION, INTERNAL CONTROLS AND RISK MANAGEMENT

 1. Internal Audit Function

     The Committee shall have principal responsibility to assist with the Board's oversight of the Company's internal audit function, including review of the performance of the internal audit function in providing management and the Committee with ongoing assessments of the Company's risk management processes and system of internal controls.

 2. Internal Controls; Executive Sessions

     The Committee shall meet periodically with management, the person(s) primarily responsible for the internal audit function and the independent auditors in separate executive sessions to discuss any major issues as to the quality and adequacy of the Company's internal controls, and any other matters that the Committee or any of these groups believes should be discussed privately.

 3. Risk Assessment and Management

     The Committee shall periodically discuss policies and guidelines with respect to risk assessment and risk management, the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

D. OTHER ACTIVITIES

 1. Proxy Statement Report

     With the assistance of counsel, the Committee shall prepare the report of the Committee required by the rules of the SEC to be included in the Company's annual proxy statement.

 2. Earnings Releases; Guidance to Analysts

     The Committee shall, from time to time, discuss and review generally earnings press releases (with particular attention to any use of "pro forma" or "adjusted" non-GAAP information,) as well as financial information and earnings guidance, if any, provided to analysts and rating agencies.

 3. Code of Ethics

     The Committee shall develop and recommend to the Board a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. The Committee shall review this code annually, or more frequently if appropriate, and recommend to the Board any changes deemed appropriate.

 4. Financial Expertise

     The Committee shall make appropriate determinations and recommendations to the Board regarding the financial literacy and expertise of the members of the Committee.

 5. Legal Matters

     The Committee shall review periodically with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

 6. Complaint Procedures

     The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

 7. Review of Charter and Committee Performance

     The Committee shall review and assess the adequacy of this Charter and the Committee's performance on an annual basis.

 8. Other Activities

     The Committee may perform any other activities consistent with this Charter, the Company's by-laws and governing laws that the Committee or the Board deems necessary or appropriate.

4. AUTHORITY AND RESOURCES

 A. Access

     The Committee shall have full and unrestricted access to all books, records, facilities and personnel of the Company as required or appropriate in the Committee's sole discretion to properly discharge its responsibilities. The Committee is empowered to investigate any matter relating to its responsibilities which is brought to its attention.

 B. Authority Concerning Auditors

     The Committee shall have the sole authority to, and shall, directly appoint, retain, set the terms of engagement of, evaluate, terminate, oversee and cause the Company to compensate the Company's independent auditors for the purpose of preparing or issuing an audit report or performing other audit, audit-related or attest services for the Company (including resolution of disagreements between management and the independent auditors regarding financial reporting). The independent auditors shall report directly to the Committee.

 C. Pre-Approval of Non-Audit Services

     The Committee shall have sole authority to pre-approve all engagements for non-audit services permitted under the Exchange Act to be performed for the Company by the independent auditors. The Committee may pre-approve non-audit and audit-related services pursuant to pre-approval policies and procedures adopted by the Committee.

 D. Advisors

     The Committee has the authority to retain independent legal, accounting and other advisors to advise the Committee as the Committee shall deem appropriate in the discharge of its responsibilities.

 E. Funding

     The Committee has the authority to determine the appropriate amount of, and require the Company to pay, compensation to the independent auditors for services rendered to the Company, compensation to any independent legal, accounting and other advisors retained to advise the Committee, and any administration expenses that are necessary or appropriate in the Committee's sole discretion in the carrying out of the Committee's duties.

5. LIMITATIONS OF COMMITTEE'S ROLE

     The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. The Company's financial management, as well as the Company's independent auditors, have more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

     In carrying out its responsibilities, the Committee and its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances and, accordingly, the Committee may diverge from the forgoing functions as appropriate given the circumstances.

6. DELEGATION

     The Committee may, in its discretion, form and delegate all or a portion of its authority and responsibilities to subcommittees (which may consist of any one or more members, including the Chair) of the Committee when appropriate, as permitted by the Exchange Act, the rules of the SEC and NYSE and other applicable law, including the authority to grant pre-approvals of engagements related to audit, audit-related and non-audit services permitted under the Exchange Act, provided that the decisions of any such subcommittee to grant such pre-approvals shall be presented to the Committee and subject to the disclosure provisions of the Exchange Act.

7. MEETINGS

     The Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. The Committee shall report periodically to the Board at regularly scheduled Board meetings.

     [As amended and approved by the Board of Directors on February 12, 2004.]

                                                                       EXHIBIT B

                               DOVER CORPORATION
                      2005 EQUITY AND CASH INCENTIVE PLAN

                       A.  PURPOSE AND SCOPE OF THE PLAN

     1. PURPOSE. The 2005 Equity and Cash Incentive Plan (the "PLAN") is intended to promote the long-term success of Dover Corporation by providing salaried officers and other key employees of Dover Corporation and its subsidiaries, on whom major responsibility for the present and future success of Dover Corporation rests, with long-range and medium-range inducements to remain with the organization and to encourage them to increase their efforts to make Dover Corporation successful. The term "CORPORATION" shall mean Dover Corporation and any present or future corporation which is or would be a "subsidiary corporation" of Dover Corporation as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "CODE"), unless the context requires otherwise.

     2. SUCCESSOR PLAN. The Plan is the successor to the 1995 Incentive Stock Option Plan and 1995 Cash Performance Program (the "PREDECESSOR PLAN"). No further grants of options, restricted stock or cash performance awards may be made under the Predecessor Plan after the Predecessor Plan expires on January 30, 2005. Options, restricted stock and performance awards under the Predecessor Plan shall be administered pursuant to the provisions of the Predecessor Plan.

     3. ADMINISTRATION. The Plan shall be administered and interpreted by the Compensation Committee or such other Committee of the Board of Directors as the Board may designate if there is no Compensation Committee (the "COMMITTEE"), consisting of not less than three (3) persons appointed by the Board of Directors of Dover Corporation from among its members. A person may serve as a Committee member provided he or she shall comply in all respects with any qualifications required by law, including specifically being a "non-employee director" for purposes of the rules promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and an "outside director" for purposes of Section 162(m) of the Code, and satisfying any other independence requirement under applicable law and regulations. The Committee will have sole and complete authority to administer all aspects of the Plan, including but not limited to: (a) determining the individuals eligible to receive options, restricted stock and/or cash performance awards under the Plan; (b) granting options, restricted stock and cash performance awards; (c) determining the number of shares to be subject to options and the amount of restricted stock and cash performance awards to be granted to any such eligible individuals at any time or from time to time; (d) determining the terms and conditions under which option grants, restricted stock awards and cash performance awards will be made; and (e) determining whether objectives, conditions and performance criteria for cash performance awards and, if applicable, restricted stock awards have been met. The Committee may, subject to the provisions of the Plan, from time to time establish such rules and regulations as it deems appropriate for the proper administration of the Plan. The Committee's decisions shall be final, conclusive and binding with respect to the interpretation and administration of the Plan and any grants or awards made thereunder.

     4. ELIGIBILITY. Option grants, restricted stock awards and cash performance awards may be made to any employee of the Corporation who is a salaried officer or other key employee, including salaried officers who are also members of the Board of Directors (hereinafter sometimes referred to as "PARTICIPANTS"). The Committee shall select the participants eligible and determine the terms of the grants and awards to each.

     5. SHARES AVAILABLE FOR GRANT. An aggregate maximum of 20,000,000 shares of common stock of Dover Corporation (the "COMMON STOCK") will be reserved for issuance upon exercise of options to purchase Common Stock granted under the Plan and for awards of restricted stock. This maximum number is subject to appropriate adjustment resulting from future stock splits, stock dividends, recapitalizations, reorganizations and other similar changes to be computed in the same manner as that provided for in Paragraph 14 below. If any option or award of restricted stock granted under the Plan expires, terminates, or is forfeited or canceled for any reason, the number of unpurchased, forfeited or cancelled shares under such option or award will again be available under the Plan.

                            B.  STOCK OPTION AWARDS

     6. STOCK OPTIONS. Options granted under the terms of the Plan shall be designated as either "non-qualified" stock options or "incentive" stock options ("ISOs") within the meaning of Section 422 of the Code, and shall contain such terms and conditions as the Committee may from time to time determine, subject to the following limitations:

          (a) EXERCISE PRICE. The price at which shares of Common Stock may be purchased upon exercise of an option shall be fixed by the Committee and may be equal to or more than (but not less than) the fair market value (as defined below) of a share of the Common Stock as of the date the option is granted.

          (b) FAIR MARKET VALUE. For purposes of the Plan, the fair market value of a share of Common Stock on the date the option is granted shall be determined in good faith by the Committee on the basis of such considerations as the Committee deems appropriate from time to time, including, but not limited to, such factors as the closing price for a share of Common Stock on such day (or, if such day is not a trading day, on the next trading day) on the principal United States exchange on which the Common Stock then regularly trades (the "EXCHANGE"), the average of the closing bid and asked prices for a share of Common Stock on the Exchange on the date the option is granted by the Committee or the average of the high and low sales price of a share of Common Stock on the Exchange on the date the option is granted by the Committee. The Committee shall be authorized, in its discretion, to round the fair market value of a share of Common Stock to the nearest whole number or quarterly fraction thereof.

          (c) OPTION TERM. The term of each option will be for such period as the Committee shall determine as set forth in the stock option agreement, but in no event shall the term of an option be greater than 10 years from the date the option was granted.

          (d) RIGHTS OF OPTION HOLDER. A recipient of stock options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date of issuance of a stock certificate for such shares. Except as specifically set forth in Paragraph 14 below, no adjustment shall be made for dividends or other distributions of cash or other property on or with respect to shares of stock covered by these options paid or payable to holders of record prior to such issuance.

          (e) LIMITS ON INDIVIDUALS. Options on a maximum number of 600,000 shares of common stock may be granted each year to a single participant. The aggregate fair market value (determined on the date of grant) of Common Stock with respect to which a participant is granted ISOs (including ISOs granted under the Predecessor Plan) which first become exercisable during any given calendar year shall not exceed $100,000.

     7. EXERCISE OF OPTION. An option granted under the Plan shall be exercisable during the term of the option subject to such terms and conditions as the Committee shall determine and are specified in the stock option agreement, not inconsistent with the terms of the Plan; provided, however, that except as set forth in Paragraphs 11, 14 and 35, no option may be exercised prior to the third (3rd) anniversary of such option grant and any partial exercise of an option shall be for not less than 500 shares. In addition, the Committee may condition the exercise of an option upon the attainment by the Corporation or any subsidiary or division or by the participant of any performance objectives set by the Committee. To exercise an option, the option holder must give written notice to the Corporation of the number of shares to be purchased accompanied by payment of the full purchase price of such shares as set forth in Paragraph 8. The date of actual receipt by the Corporation of such notice and payment shall be deemed the date of exercise of the option with respect to the shares being purchased and the stock certificates therefor shall be issued as soon as practicable thereafter. The shares to be issued upon exercise of an option will be either treasury or authorized and unissued stock, in the sole discretion of the Corporation.

     8. PAYMENT OF EXERCISE PRICE. Payment of the option exercise price must be made in full at the time of exercise (a) by check made payable to the Corporation, (b) by transfer to the Corporation of shares of Common Stock owned by the participant, or (c) with a combination of the foregoing. If payment is made by the transfer of shares, the shares of Common Stock to be transferred to the Corporation must have been owned by the option holder for more than six (6) months on the date of transfer (or such other period as may be required to prevent the Corporation from incurring an adverse accounting charge), the value per share of the shares so transferred to the Corporation to be credited toward the purchase price will be the average between the high and the low sales price per share of Common Stock on the Exchange on the date the option is exercised or, if no sales have occurred on that date, such value will be the closing price per share on the Exchange on the next trading day following the exercise of the option. The shares transferred to the Corporation will be added to the Corporation's treasury shares or canceled and become authorized and unissued shares.

     9. OPTION TRANSFERS. The options granted under the Plan may not be sold, transferred, hypothecated, pledged or otherwise disposed of by any of the holders except by will or by the laws of descent and distribution, or as otherwise provided herein. The option of any person to acquire stock and all rights thereunder shall terminate immediately if the holder attempts to or does sell, assign, transfer, pledge, hypothecate or otherwise dispose of the option or any rights thereunder to any other person except as permitted herein. Notwithstanding the foregoing, a participant may transfer any non-qualified stock option granted under this Plan to members of the holder's immediate family (defined as a spouse, children and/or grandchildren), or to one or more trusts for the benefit of such family members if the instrument evidencing such option expressly so provides and the option holder does not receive any consideration for the transfer; provided that any such transferred option shall continue to be subject to the same terms and conditions that were applicable to such option immediately prior to its transfer (except that such transferred option shall not be further transferred by the transferee during the transferee's lifetime).

     10. REGISTRATION. The Corporation will stamp stock certificates delivered to the stockholder with an appropriate legend if the shares are not registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or are otherwise not free to be transferred by the holder and will issue appropriate stop-order instructions to the transfer agent for the Common Stock, if and to the extent such stamping or instructions may then be required by the Securities Act or by any rule or regulation of the Securities and Exchange Commission issued pursuant to the Securities Act.

     11. EFFECT OF DEATH, OR PERMANENT DISABILITY OR RETIREMENT. If an option holder dies or becomes permanently disabled while employed by the Corporation, all options held by such option holder shall become immediately exercisable and the option holder or such holder's estate or the legatees or distributees of such holder's estate or of the options, as the case may be, shall have the right, on or before the earlier of the respective expiration date of an option or sixty (60) months following the date of such death or permanent disability, to exercise any or all options held by such option holder as of such date of death or permanent disability. If an option holder retires at or after age 65 (or at an earlier retirement date approved by the Committee and subject to the provisions of Paragraph 36 below), the option holder shall have the right, on or before the earlier of the expiration date of the option or sixty (60) months following the date of such retirement, to purchase shares under any options which at retirement are, or within sixty (60) months following retirement would become, exercisable.

     12. VOLUNTARY OR INVOLUNTARY TERMINATION. If any option holder's employment with the Corporation is voluntarily or involuntarily terminated for any reason, other than for reasons specified above or for "cause" (as defined below), the option holder shall have the right to purchase under the option the number of shares, if any, which such holder was entitled to purchase at the time of such termination at any time on or before the earlier of three (3) months following the effective date of such termination of employment or the expiration date of the option.

     13. TERMINATION FOR CAUSE. If an option holder's employment with the Corporation is terminated for cause (defined as (a) a felony conviction of the option holder; (b) the commission by the option holder of an act of fraud or embezzlement against the Corporation; or (c) the option holder's willful misconduct or gross negligence materially detrimental to the Corporation), the option shall be canceled and the holder shall have no further rights to exercise any such option and all of such holder's rights thereunder shall terminate as of the effective date of termination of employment.

     14. EFFECT OF STOCK DIVIDENDS, MERGER, RECAPITALIZATION OR REORGANIZATION OR SIMILAR EVENTS. If any Common Stock dividend is paid by the Corporation, if any non-cash distribution is made by the Corporation as respects its Common Stock, if the shares of Common Stock are split or reclassified, if the Corporation should be reorganized or consolidated or merged with or into another corporation, or if all or substantially all the assets of the Corporation are transferred to any other corporation in a reorganization, each option holder shall be entitled, upon exercise of such holder's option, to receive for the same aggregate exercise price the same number and kind of shares of stock (to the nearest whole number) as he or she would have been entitled to receive upon the happening of such stock dividend, distribution, stock split, reclassification, reorganization, consolidation, merger or transfer, if he or she had been, immediately prior to such event, the holder of such shares. Outstanding options shall be appropriately amended as to price and other terms in a manner consistent with the aforementioned adjustment to the shares of Common Stock subject to the Plan. The Board of Directors shall have the power, in the event of any disposition of substantially all of the assets of the Corporation, its dissolution, any merger or consolidation, or the merger or consolidation of any other corporation into the Corporation, to amend all outstanding options to permit their exercise prior to the effectiveness of any such transaction and to terminate such options as of such effectiveness. If the Board of Directors shall exercise such power, all options outstanding shall be deemed to have been amended to permit the exercise thereof in whole or in part by the holder at any time or from time to time as determined by the Board of Directors prior to the effectiveness of such transaction and such options shall be deemed to terminate upon such effectiveness.

     15. CHANGE OF CONTROL. Options and grantees of options shall be subject to the terms of Paragraph 35 below related to a change of control of the Corporation.

                          C.  RESTRICTED STOCK AWARDS

     16. GRANT. Subject to the provisions and as part of the Plan, the Committee shall have the discretion and authority to award to persons eligible to participate in the Plan shares of Common Stock which are subject to specified forfeiture restrictions during a specified restriction period and subject to the other applicable terms of the Plan ("RESTRICTED STOCK"). Subject to the provisions of the Plan, awards of restricted stock shall contain such terms and conditions as the Committee may determine at the time of award; provided, however, in no event shall the aggregate number of shares of restricted stock awarded under the Plan exceed five percent (5%) of the total number of shares reserved for issuance under the Plan in accordance with Paragraph 5 hereof.

     17. TERM OF RESTRICTION PERIOD. The Committee may adopt such vesting schedules, not less than one (1) year and not longer than five (5) years from the date of the award, as it may deem appropriate with respect to awards of restricted stock and may condition the lapse of the restrictions applicable to an award upon the attainment by the Corporation or any subsidiary or division or by the participant of any performance objectives set by the Committee.

     18. ISSUANCE OF SHARES. Certificates issued for restricted stock shall be registered in the name of the participant and deposited by the participant with the Secretary of the Corporation, together with a stock power endorsed in blank. Upon lapse of the applicable restriction period and/or attainment of any applicable performance objectives and/or satisfaction of any other restrictions, the Corporation shall deliver such certificates to the participant. In the event that the shares of restricted stock are forfeited, such shares automatically shall be transferred back to the Corporation. The Corporation will stamp the stock certificates delivered to the participant with an appropriate legend if the shares are not registered under the Securities Act, or are otherwise not free to be transferred by the participant and will issue appropriate stop-order instructions to the transfer agent for the Common Stock, if and to the extent such stamping or instructions may then be required by the Securities Act or by any rule or regulation of the Securities and Exchange Commission issued pursuant to the Securities Act.

     19. DIVIDENDS AND VOTING RIGHTS. In the discretion of the Committee, dividends which become payable with respect to restricted stock during the restriction period will be reinvested in additional shares of restricted stock for the account of the award recipient, accumulated for later distribution to vested participants, or distributed to the award recipient as paid. An employee who receives an award of restricted stock may also in the discretion of the Committee be entitled, during the restriction period, to exercise voting rights with respect to such restricted stock.

     20. NONTRANSFERABILITY. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered and shall not be subject to execution, attachment, garnishment or other similar legal process, except as otherwise provided in the applicable award agreement. Upon any attempt to sell, transfer, assign, pledge, or otherwise encumber or dispose of the restricted stock contrary to the provisions of the award agreement or the Plan, the restricted stock shall immediately be forfeited to the Corporation.

     21. TERMINATION OF EMPLOYMENT. In the case of a participant's permanent disability, death, termination of employment by the Corporation other than for cause (as defined in Paragraph 13 above) or special circumstances, as determined by the Committee, any purely temporal restrictions remaining with respect to shares of restricted stock as of the date of such disability, death or termination of employment shall lapse and, if any performance objectives are applicable, the shares of restricted stock shall continue to vest as if the participant's employment had not terminated until the prescribed time for determining attainment of performance objectives has passed and the appropriate determination has been made. If the participant's employment with the Corporation is terminated as a result of the retirement of the participant at or after age 65 (or at an earlier retirement date approved by the Committee and subject to the provisions of Paragraph 36 below), the shares of restricted stock shall continue to vest as if the participant's employment had not terminated until such time as the remaining temporal restrictions lapse and, if any performance objectives are applicable, the prescribed time for determining attainment of performance objectives has passed and the appropriate determination has been made. If a participant's employment with the Corporation is voluntarily or involuntarily terminated for any other reason during the restriction period, the shares of restricted stock shall be forfeited.

     22. EFFECT OF STOCK DIVIDENDS, MERGER, RECAPITALIZATION OR REORGANIZATION OR SIMILAR EVENTS. In the event of a stock dividend, merger, recapitalization, reorganization or other transaction described in Paragraph 14 above, the terms and conditions of the restricted stock awards shall be adjusted in a manner consistent with adjustments made to options granted under the Plan.

     23. CHANGE OF CONTROL. Awards of restricted stock and participants who are awarded restricted stock shall be subject to the terms of Paragraph 35 below.

     24. CANCELLATION. The Committee may at any time require the cancellation of any award of restricted stock in consideration of a cash payment or alternative award under the Plan equal to the fair market value of the cancelled award of restricted stock.

                          D.  CASH PERFORMANCE AWARDS

     25. AWARDS AND PERIOD OF CONTINGENCY. The Committee may, concurrently with, or independently of, the granting of an option under the Plan, in its sole discretion, grant to a participant the opportunity to earn a cash performance payment, conditional upon the satisfaction of objective performance criteria during a performance period. The performance period shall be not less than three
(3) fiscal years of the Corporation, including the year in which the conditional grant is made. Any performance criteria established by the Committee shall include one or more objective formulas or standards for determining the amount of the performance payment payable to a participant if the criteria are satisfied. The performance criteria may be fixed by the Committee for the Corporation as a whole or for a subsidiary or division of the Corporation, depending on the Committee's judgment as to what is most appropriate for the individual involved, and shall be set by the Committee before the 90th day after the commencement of the period of services to which the performance payment relates. Performance criteria shall be based on at least one or more of the following factors which the Committee deems appropriate, as they apply to the Corporation as a whole or to a subsidiary or a division: (a) earnings per share, (b) operating earnings, (c) return on equity, and (d) return on investment. The performance criteria with respect to a performance period will be the same for all persons within the same business unit. The material terms of the performance criteria shall be subject to stockholder approval to the extent provided in regulations promulgated under
Section 162(m) of the Code.

     26. DETERMINATION OF PAYMENT AMOUNT. The aggregate maximum cash payout for any business unit within the Corporation or the Corporation as a whole shall not exceed a fixed percentage of the annual average earnings increase of the relevant entity during the performance period, such percentages and dollar amounts to be determined by the Committee annually when performance criteria are established. In no event can an individual receive an annual payment which exceeds $2 million. A performance payment shall be payable with respect to a performance period only if the Committee shall have certified that the applicable performance criteria has been satisfied. The Committee shall also have the power to approve proportional or adjusted payments under the Plan to address situations where participants join the Corporation, or transfer within the Corporation, during a performance period. The Committee shall have the discretion to decrease the amount payable upon attainment of the performance criteria (as determined under such formula or standard) to take into account the effect of any unusual, non-recurring circumstance, but shall have the discretion to increase the amount payable to take into account any such effect only if such discretion would not cause such compensation to fail to qualify as "qualified performance-based compensation" for purposes of Section 162(m) of the Code.

     27.  EFFECT OF DEATH, DISABILITY OR OTHER EARLY TERMINATION OF
EMPLOYMENT. If the participant in the Plan (a) dies, (b) becomes permanently disabled while employed by the Corporation or (c) terminates employment for any reason (other than related to retirement covered by Paragraph 28 below) approved by the Committee as an "approved termination", then, subject to the provisions of Paragraph 36 below, the participant (or the participant's estate or the legatees or distributees of the participant's estate, as the case may be) shall be entitled to receive on the payment date the cash payment which the participant would have earned had the participant then been an employee of the Corporation, multiplied by a fraction, the numerator of which is the number of months the participant was employed by the Corporation during the performance measurement period and the denominator of which is the number of months of the performance measurement period (treating fractional months as whole months in each case).

     28. EFFECT OF NORMAL RETIREMENT. If before the date of payment, the participant retires on or after age 65 years (or earlier as an "approved early retirement" approved by the Committee and subject to the provisions of Paragraph 36 below), the participant shall be entitled to receive on the payment date the same amount of cash which the participant would have earned had such participant then been an employee of the Corporation as of such date.

     29.  EFFECT OF OTHER TERMINATIONS OF EMPLOYMENT.

     (a) GENERAL TERMINATION. If a participant's employment with the Corporation is terminated for any reason, whether voluntary, involuntary, or for cause (as defined as Paragraph 13 above), other than those described in Paragraphs 27 or 28 above or in Paragraph 29(b) below, then his or her cash performance awards shall be canceled and all of the participant's rights under any award shall terminate as of the effective date of the termination of such employment.

     (b) PRE-PAYMENT TERMINATION. If, after the end of a performance measurement period and before the date of payment or distribution of any final award, a participant's employment is terminated, whether voluntarily or involuntarily for any reason other than for cause (as defined in Paragraph 13 above), the participant shall be entitled to receive on the payment or distribution date the cash payment which the participant would have earned had the participant continued to be an employee of the Corporation as of the payment or distribution date.

     30. CHANGE OF CONTROL. The terms of any performance criteria and each participant who is granted a cash performance award shall be subject to the terms of Paragraph 35 below.

                             E.  GENERAL PROVISIONS

     31. LEGAL COMPLIANCE. It is the intent of the Corporation that the Plan comply in all respects with applicable provisions of the Exchange Act, including
Section 16 and Rule 16b-3, so that any grant of options or restricted stock to, or other transaction by, a participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act shall not result in short-swing profits liability under Section 16(b) (except for any transaction exempted under alternative Exchange Act rules or intended by such participant to be a non-exempt transaction). It is also the intent of the Corporation that any compensation income realized in connection with options, restricted stock or any cash performance payments made under the Plan constitute "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code so that any deduction to which the Corporation is entitled in connection with such compensation will not be subject to the limitations of Section 162(m)(1) of the Code. Accordingly, if any provision of the Plan or any agreement relating to an option grant, a restricted stock award or cash performance award does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction so that such a participant would be subject to Section 16(b) liability (except for any transaction exempted under alternative Exchange Act rules or intended by such participant to be a non-exempt transaction), or if any provision of the Plan or any agreement relating to an option grant, a restricted stock award or cash performance award would limit, under Section 162(m)(1) of the Code, the amount of compensation income to an optionee or participant that the Corporation would otherwise be entitled to deduct, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, or to eliminate such deductibility limitation, and the participant shall be deemed to have consented to such construction or amendment.

     32. WITHHOLDING TAXES. The Committee shall make arrangements for the collection of any Federal, State or local taxes of any kind required to be withheld with respect to any transactions effected under the Plan. The obligations of the Corporation under the Plan shall be conditional on satisfaction of such obligations and the Corporation, to the extent permitted by law, shall have the right to deduct any such taxes from any payment of any kind otherwise due to or with respect to a participant.

     33. EFFECT OF RECAPITALIZATION OR REORGANIZATION. The obligations of the Corporation with respect to an option, restricted stock award or cash performance award granted under the Plan shall be binding upon the Corporation, its successors or assigns, including any successor or resulting company either in liquidation or merger of the Corporation into another company owning all the outstanding voting stock of the Corporation or in any other transaction whether by merger, consolidation or otherwise under which such succeeding or resulting company acquires all or substantially all the assets of the Corporation and assumes all or substantially all its obligations, unless options are terminated in accordance with Paragraph 14.

     34. EMPLOYMENT RIGHTS AND OBLIGATIONS. Neither the granting of any option, nor the making of a restricted stock or cash performance award under the Plan, nor the provisions related to a change of control of the Corporation (as defined below) or a Person (as defined below) seeking to effect a change of control of the Corporation, shall alter or otherwise affect the rights of the Corporation to change any and all the terms and conditions of employment of any participant including, but not limited to, the right to terminate such participant's employment.

     35.  CHANGE OF CONTROL.

     (a) Each participant, upon acceptance of a grant of options, restricted stock award or cash performance award, and as a condition to such grant or award, shall be deemed to have agreed that, in the event any Person begins a tender or exchange offer, circulates a proxy to shareholders, or takes other steps seeking to effect a change of control of the Corporation (as defined below), such participant will not voluntarily terminate his or her employment with the Corporation or with a direct or indirect subsidiary of the Corporation, as the case may be, and, unless terminated by the Corporation or such subsidiary, will continue to render services to the Corporation or such subsidiary until such Person has abandoned, terminated or succeeded in such efforts to effect a change of control.

     (b) In the event of a change of control,

          (i) all options to purchase shares of common stock of the Corporation shall immediately vest and become exercisable in accordance with the terms of the appropriate stock option agreement;

          (ii) all outstanding restrictions, including any performance objectives, with respect to any restricted stock shall immediately expire and be deemed to have been satisfied;

          (iii) with respect to cash performance award grants:

             (A) all cash performance awards outstanding shall immediately vest and become immediately due and payable;

             (B) the performance measurement period of all cash performance awards outstanding shall terminate on the last day of the month prior to the month in which the change of control occurs;

             (C) the participant shall be entitled to a cash payment the amount of which shall be determined in accordance with the terms and conditions of the Plan and the appropriate cash performance award agreement, which amount shall be multiplied by a fraction, the numerator of which is the actual number of months in the performance measurement period (as determined in accordance with clause (iii)(B) above) and the denominator of which is 36 (or 48 if the performance measurement period established at the date of grant is four (4) years or more); and

             (D) the Continuing Directors (as defined in Article Fourteenth of the Corporation's Certificate of Incorporation) shall promptly determine whether the participant is entitled to any performance award, and any performance award payable shall be paid to the participant promptly but in no event more than five (5) days after a change of control;

          (iv) the Continuing Directors shall have the sole and complete authority and discretion to decide any questions concerning the application, interpretation or scope of any of the terms and conditions of any grant, award or participation under the Plan, and their decisions shall be binding and conclusive upon all interested parties; and

          (v) other than as set forth above, the terms and conditions of all grants and awards shall remain unchanged.

     (c) A "CHANGE OF CONTROL" shall be deemed to have taken place upon the occurrence of any of the following events (capitalized terms are defined below):

          (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of either the then outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

          (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on April 21, 2004, constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation's stockholders was approved or recommended by a vote of at least two-thirds ( 2/3) of the directors in office at the time of such approval or recommendation who either were directors on April 21, 2004 or whose appointment, election or nomination for election was previously so approved or recommended; or

          (iii) there is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary of the Corporation with any other corporation, other than (A) any such merger or consolidation after the consummation of which the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) any such merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of either the then outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding securities; or

          (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such transaction or series of transactions.

     (d) For purposes of this Paragraph 35, the following terms shall have the meanings indicated:

          (i) "AFFILIATE" shall have the meaning set forth in Rule 12b-2 under
     Section 12 of the Exchange Act.

          (ii) "BENEFICIAL OWNER" shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall not be deemed to be the Beneficial Owner of any securities which are properly filed on a Schedule 13-G.

          (iii) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (iv) "PERSON" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

     36. NON-COMPETE. (a) Any approval by the Committee of a participant who takes early retirement being accorded the same treatment as a participant retiring at or after age 65, as contemplated in Paragraphs 11, 21 and 28, and any designation by the Committee of a termination as an "approved termination" under Paragraph 27(c) shall be subject to the provisions of this Paragraph 36. Any participant who is the beneficiary of any such approval or designation by the Committee shall be deemed to have expressly agreed not to compete with the Corporation or any subsidiary of the Corporation at which such participant was employed at any time in the three (3) years immediately prior to termination of employment, as the case may be, in the geographic area in which the Corporation or such subsidiary actively carried on business at the end of the participant's employment there, for the period with respect to which such approval or designation affords the participant enhanced benefits, which period shall be,
(a) with respect to stock options, the additional period allowed the participant for the vesting and exercise of options outstanding at termination of employment, (b) with respect to restricted stock, the period remaining after the participant's termination of employment until the end of the original restriction period for such restricted stock, and (c) with respect to cash performance awards granted under the Plan, the period until the payment date following the end of the last applicable performance period.

     (b) In the event that a participant shall fail to comply with the provisions of this Paragraph 36, the Committee's approval and/or designation, as applicable, described above shall be automatically rescinded and the participant shall forfeit the enhanced benefits referred to above and shall return to the Corporation the economic value theretofore realized by reason of such benefits as determined by the Committee. If the provisions of this Paragraph 36, or the corresponding provisions of a stock option, restricted stock award or cash performance award agreement, shall be unenforceable as to any participant, the Committee may rescind any such approval or designation with respect to such participant.

     (c) If any provision of this Paragraph 36, or the corresponding provisions of a stock option, restricted stock award or cash performance award agreement, is determined by a court to be unenforceable because of its scope in terms of geographic area or duration in time or otherwise, the Corporation and the participant agree that the court making such determination is specifically authorized to reduce the duration and/or geographical area and/or other scope of such provision and, in its reduced form, such provision shall then be enforceable; and in every case the remainder of this Paragraph 36, or the corresponding provisions of a stock option, restricted stock award or cash performance award agreement, shall not be affected thereby and shall remain valid and enforceable, as if such affected provision were not contained herein or therein.

     37. INTERPRETATION. The Committee shall have the sole and complete authority and discretion to decide any questions concerning the application, interpretation or scope of any of the terms and conditions of the Plan, of any loan, stock option, restricted stock award or cash performance award agreement entered into pursuant to the Plan, and its decisions shall be binding and conclusive upon all interested parties. Reference to any statute or regulation in the Plan shall mean such statute or regulation in effect from time to time and shall include any successor statute or regulation.

     38. AMENDMENT. Except as expressly provided in the next sentence, the Board of Directors may amend the Plan in any manner it deems necessary or appropriate (including any of the terms, conditions or definitions contained herein), or terminate the Plan at any time prior to January 31, 2015; provided, however, that any such termination will not affect the validity of any then outstanding options, restricted stock awards or cash performance awards previously granted under the Plan, as the case may be. Without the approval of the Corporation's stockholders, the Board of Directors cannot: (a) increase the maximum number of shares covered by the Plan or change the class of employees eligible to receive options or restricted stock or cash performance awards; (b) reduce the exercise price of any option below the fair market value of the Common Stock on the date of the option grant; (c) extend beyond 120 months from the date of the grant the period within which an option may be exercised; or (d) make any other amendment to the Plan that would constitute a modification, revision or amendment requiring shareholder approval pursuant to any applicable law or regulation or rule of the Exchange.

     39. EFFECTIVE DATE AND TERMINATION DATE OF PLAN. The Plan shall become effective on February 1, 2005, and will terminate on January 31, 2015, provided that no ISOs shall be granted under the Plan after February 11, 2014. No non-qualified stock options, restricted stock or cash performance awards shall be granted after January 31, 2015.

     40. FOREIGN JURISDICTIONS. The Committee may adopt, amend, and terminate such arrangements, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to make available tax or other benefits of the laws of foreign jurisdictions to participants who are subject to such laws.

     41. GOVERNING LAW. The Plan and all grants, options, awards and payments made hereunder shall be governed by and interpreted in accordance with the laws of the State of New York.

PROXY     DOVER CORPORATION 2004 ANNUAL MEETING      PROXY     Please       [  ]
                                                               Mark Here
                                                               for Address
                                                               Change or
                                                               Comments
                                                               SEE REVERSE SIDE


1. Election of Directors
   Nominees:
                                                        WITHHOLD
   (01) D. H. Benson    (02) J-P. M. Ergas       FOR      ALL
   (03) K. C. Graham    (04) R. L. Hoffman
   (05) J. L. Koley     (06) R. K. Lochridge     [  ]     [  ]
   (07) T. L. Reece     (08) B. G. Rethore
   (09) G. L. Roubos    (10) M. B. Stubbs


FOR ALL (EXCEPT NOMINEE(S) WRITTEN BELOW)

----------------------------------------------------------------

                                                        FOR   AGAINST   ABSTAIN
2. To consider and approve the 2005 Equity and
   Cash Incentive Plan.                                 [  ]   [  ]       [  ]

                                                        FOR   AGAINST   ABSTAIN
3. To transact such other business as may
   properly come before the meeting.                    [  ]   [  ]       [  ]

CONSENTING TO RECEIVE ALL FUTURE ANNUAL MEETING MATERIALS AND SHAREHOLDER COMMUNICATIONS ELECTRONICALLY IS SIMPLE AND FAST! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.



SIGNATURE                     SIGNATURE                     DATE          , 2004
         --------------------          --------------------     ----------
PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ABOVE. FOR JOINT ACCOUNTS, EACH OWNER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, ETC., PLEASE GIVE YOUR FULL TITLE.



                            - FOLD AND DETACH HERE -



                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

    INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
                      THE DAY PRIOR TO ANNUAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

       INTERNET                     TELEPHONE                    MAIL
HTTP://WWW.EPROXY.COM/DOV        1-800-435-6710          Mark, sign and date
Use the Internet to vote        Use any touch-tone       your proxy card and
your proxy. Have your       OR  telephone to vote    OR  return it in the
proxy card in hand when         your proxy. Have         enclosed postage-paid
you access the web site.        your proxy card in       envelope.
                                hand when you call.


               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

PROXY                                                                      PROXY

                                DOVER CORPORATION

   PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING, APRIL 20, 2004.

      The undersigned hereby appoints Thomas L. Reece, Robert G. Kuhbach and Joseph W. Schmidt, or any of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all shares of Common Stock of Dover Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held in Wilmington, Delaware, on April 20, 2004 at 10:00 A.M., local time, and any adjournments thereof, as fully as the undersigned could if personally present, upon the proposals set forth on the reverse side hereof, revoking any proxy or proxies heretofore given. For participants in the Company's Retirement Savings Plan, this proxy will govern the voting of stock held for the account of the undersigned in the Plan.

IMPORTANT -- You have the option of voting your shares by returning the enclosed proxy card, voting via internet or by using a toll-free telephone number. On the reverse side of this proxy card are instructions on how to vote via the internet or by telephone. If you vote by either of these methods your vote will be recorded as if you mailed in your proxy card. If you vote by returning this proxy card, you must sign and date this proxy on the reverse side.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ON THE REVERSE SIDE.

    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)



                            - FOLD AND DETACH HERE -



           YOU CAN NOW ACCESS YOUR DOVER CORPORATION ACCOUNT ONLINE.

Access your Dover Corporation shareholder/stockholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, Transfer Agent for Dover Corporation, now makes it easy and convenient to get current information on your shareholder account.

   -  View account status                 -  View payment history for dividends
   -  View certificate history            -  Make address changes
   -  View book-entry information         -  Obtain a duplicate 1099 tax form
                                          -  Establish/change your PIN

              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM
          FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN 9AM-7PM
                           MONDAY-FRIDAY EASTERN TIME